                       Post-Effective Amendment No. 1 to
                     Registration Statement No. 333-41667

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form S-6

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.    Exact name of Trust:            C.M. Life Variable Life Separate Account I

B.    Name of Depositor:              C.M. Life Insurance Company

C.    Complete address of             140 Garden Street
      Depositor's principal           Hartford, CT  06154
      executive offices:

It is proposed that this filing will become effective, (check appropriate box)
      [_] immediately upon filing pursuant to paragraph (b)
      [_] on ___________ pursuant to paragraph (b)
      [X] 60 days after filing pursuant to paragraph (a)(1)
      [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24-F-2 of the Investment Company Act of 1940, the Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933.

Registrant hereby amends this Registration Statement on such date o r dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said section, may determine.



____________________________
STATEMENT PURSUANT TO RULE 24F-2
The Registrant registers an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Rule 24F-2 notice for Registrant's fiscal year ending December 31, 1997 was filed on March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2           Caption
-----------           -------

     1          Cover Page; Definition of Terms; The Separate Account

     2          Cover Page; C.M. Life and the Separate Account

     3          Cover Page; C.M. Life and the Separate Account

     4          Sales and Other Agreements

     5          C.M. Life and the Separate Account

     6          C.M. Life and the Separate Account

     7          Not Applicable

     8          Appendix F.  Financial Statement

     9          Legal Proceedings

     10         Cover Page; Introduction; Detailed Information about the Policy;
                Transfers; Surrender Charges; Withdrawals; Death Benefit; Voting Rights; Free Look Provision

     11         C.M. Life and the Separate Account

     12         C.M. Life and the Separate Account; Sales and Other Agreements

     13         C.M. Life and the Separate Account; Charges and Deductions

     14 Introduction; C.M. Life and the Separate Account; Detailed Information About the Policy; The Investment Advisors and Portfolio Managers; C.M. Life and the Separate Account; Surrender Charges; Other Charges; Sales and Other Agreements

     15         Introduction; Detailed Information About the Policy; Exhibit 11

     16         Introduction; C.M. Life and the Separate Account

     17 Introduction; Account Value and Net Surrender Value; Withdrawal Fee; Exhibit 11

     18         C.M. Life and the Separate Account

     19         Records and Reports

     20         Not Applicable

     21         Introduction; Policy Loan Privilege

     22         Assignment

     23         Bonding Arrangement

     24         Detailed Information About the Policy; C.M. Life and the
                Separate Account

     25         C.M. Life and the Separate Account

     26         C.M. Life and MassMutual; The Investment Advisers

     27         Detailed Information About the Policy; C.M. Life and the
                Separate Account

     28         Appendix C; Directors and Executive Officers of C.M. Life

     29         C.M. Life and the Separate Account

     30         C.M. Life and MassMutual

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2        Caption
-----------        -------

     31         Not Applicable

     32         Not Applicable

     33         Not Applicable

     34         Not Applicable

     35         Detailed Information about the Policy; Sales and Other
                Agreements

     36         Not Applicable

     37         Not Applicable

     38         Sales and Other Agreements

     39         Sales and Other Agreements

     40         Sales and Other Agreements

     41         Sales and Other Agreements

     42         Not Applicable

     43         Sales and Other Agreements

     44 Detailed Information About the Policy; C.M. Life and the Separate Account; Charges for Federal Taxes;

     45         Not Applicable

     46         Account Values; C.M. Life and the Separate Account

     47         C.M. Life and the Separate Account

     48         C.M. Life and the Separate Account

     49         Detailed Information About the Policy

     50         C.M. Life and the Separate Account

     51         Cover Page; Detailed Information About the Policy; Additional
                Information

     52         C.M. Life and the Separate Account; Reservation of Rights

     53         Federal Income Tax Considerations

     54         Not Applicable

     55         Not Applicable

     56         Not Applicable

     57         Not Applicable

     58         Not Applicable

     59         Appendix F

  SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES*

                     ISSUED BY C.M. LIFE INSURANCE COMPANY


This Prospectus describes a survivorship life insurance policy (the "Policy") offered by C.M. Life Insurance Company ("C.M. Life"). While the Policy is in force, it provides lifetime insurance protection on the two Insureds named in the Policy. It pays a Death Benefit at the death of the last surviving Insured (the "second death").

The Policy provides premium payment and Death Benefit flexibility. It permits You to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit.. This flexibility allows an Owner to meet changing insurance needs under a single insurance policy..

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.


MML TRUST                OPPENHEIMER TRUST                   VARIABLE INSURANCE PRODUCTS FUND II
---------                -----------------                   -----------------------------------
MML Equity Fund          Oppenheimer Aggressive Growth Fund  VIP II Contrafund Portfolio
MML Money Market Fund    Oppenheimer Global Securities Fund
MML Managed Bond Fund    Oppenheimer Growth Fund             T. ROWE PRICE EQUITY SERIES, INC.
                                                             --------------------------------------
MML Blend Fund           Oppenheimer Strategic Bond Fund     T. Rowe Price Mid-Cap Growth Portfolio
MML Equity Index Fund
MML Small Cap Value Equity Fund              AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                             ------------------------------------------
                                             American Century VP Income & Growth


You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Net Surrender Value will vary depending on the investment performance of the funds.

C.M. Life's Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001 services all Policies. The telephone number is (413) 788-8411. C.M. Life's Home Office is located in Hartford, Connecticut.

THIS POLICY PROVIDES INSURANCE PROTECTION. IT IS NOT A WAY TO INVEST IN MUTUAL FUNDS. REPLACING AN EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FURTHER REFERENCE.

NEITHER THE SEC NOR ANY OTHER STATE SECURITIES COMMISSION HAS APPROVED OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR THE INVESTMENT FUNDS.




                             EFFECTIVE MAY 1, 1999


This Prospectus is not an offer to buy this Policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer this Policy.

*Title may vary in some jurisdictions.

TABLE OF CONTENTS

I.   INTRODUCTION..............................................................................     3
II.  DETAILED DESCRIPTION OF THE POLICY
     Purchasing the Policy.....................................................................     4
     Death Benefit.............................................................................     4
     Premiums..................................................................................     5
     Transfers.................................................................................     7
     Policy Termination and Reinstatement......................................................     7
     Charges and Deductions....................................................................     7
     Deductions from Premiums..................................................................     8
     Monthly Charges Against the Account Value.................................................     8
     Daily Charges Against the Separate Account................................................     9
     Surrender Charges.........................................................................     9
     Other Charges.............................................................................     9
     Account Value and Net Surrender Value.....................................................    10
     Policy Loan Privilege.....................................................................    10
     Free Look Provision.......................................................................    11
     When We Pay Proceeds......................................................................    12
     Additional Benefits You Can Get by Rider..................................................    15
     Payment Options...........................................................................    15
     Beneficiary...............................................................................    16
     Assignment................................................................................    16
     Limits on Our Right to Challenge the Policy...............................................    16
     Error of Age or Sex.......................................................................    17
     Suicide...................................................................................    17
     Sales and Other Agreements................................................................    17
     Compensation..............................................................................    17
III. INVESTMENT OPTIONS........................................................................
     The Guaranteed Principal Account..........................................................    18
     The Separate Account......................................................................    19
     The Funds.................................................................................    20
     The Investment Advisers...................................................................    20
IV.  OTHER INFORMATION
     C.M. Life and MassMutual..................................................................    23
     Records and Reports.......................................................................    23
     Federal Income Tax Considerations.........................................................    23
     Your Voting Rights........................................................................    23
     Reservation of Rights.....................................................................    23
     Service Agreement.........................................................................    23
     Bonding Arrangement.......................................................................    23
     Legal Proceedings.........................................................................    23
     Experts...................................................................................    23
APPENDIX A
     Definition of Terms.......................................................................    24
APPENDIX B
     Examples of Death Benefit Option Changes..................................................    26
APPENDIX C
     Rates of Return...........................................................................    27
APPENDIX D
     Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums............    31
APPENDIX E
     Directors of C.M. Life....................................................................    44
     Principal Officers........................................................................    44
APPENDIX F
     Financial Statements......................................................................  FF-1

I. INTRODUCTION

Note: Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult Your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to Your Policy.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The Policy is a "survivorship" policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows You to match premium payments to Your income flows or other financial decisions.

You may increase or decrease the Death Benefit and change the Death Benefit Option under the Policy. Further, the Death Benefit may vary, and the Net Surrender Value will vary with the investment experience of the investment funds in which an Owner has Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar year rate will not be less than 3%; it may be greater than 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.

                             HOW THE POLICY WORKS

                                PREMIUM PAYMENT

                    We deduct a Premium Expense Charge from
                    each Premium Payment (graphic arrow to
                                "Net Premium")

                                  NET PREMIUM

                We allocate the Net Premium and Account Value
             among the Divisions of the Separate Account and the
                 GPA based on the percentages You have chosen
                      (graphic arrow to "Account Value")

                                         --------------------------------------------
     INVESTMENT EARNINGS                                 ACCOUNT VALUE                           ACCOUNT VALUE CHARGES
Each day  We credit or debit the                                                        Each month We deduct for administrative,
investment earnings of the Divisions of                                                     insurance, and rider expenses
the Separate Account less fund
investment management fees and separate     You determine how the Account Value is          OWNER ACCESS TO ACCOUNT VALUE
account fees  (graphic arrow to            allocated among the available investment     You may access Account Values through
"Account Value")                             options. (graphic arrows to "Account               loans and withdrawals
We also credit interest on values in the    Value Charges", "Owner Access to Account
 GPA                                            Value", "Death Benefit", "Policy
                                                          Surrender")
                                         --------------------------------------------

     DEATH BENEFIT                                                                                POLICY SURRENDER
You have a choice of 3 Death Benefit                                                    In the first 10 years of coverage, if You
 Options.  You can change the Option at                                                    surrender all of Your coverage or
            a later date                                                                 decrease Your Policy Face Amount,  We
                                                                                        deduct a surrender charge from any amount
                                                                                                      We pay You.

II. DETAILED DESCRIPTION OF THE POLICY


PURCHASING THE POLICY

To purchase a Policy You must send a completed application to C.M. Life's Administrative Office. Under our current rules the minimum Initial Face Amount of a Policy is $500,000. The Policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a Policy, C.M. Life will require evidence that those who want to be insured are insurable. This usually will require a medical examination.

Under a service agreement between C.M. Life and MassMutual, MassMutual performs suitability and insurance underwriting functions. We determine whether to accept or reject the application for the Policy and the Insureds' risk classifications. If We do not accept the application, We will refund any premium paid.

UNISEX Policies generally are issued with values that vary based on the genders of the Insureds. Policies issued in Montana are "unisex", that is the policy values do not vary by the genders of the Insureds. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies . You may request illustrations showing the effect of unisex rates on premiums, Net Surrender Values and Death Benefits from C.M. Life.

DEATH BENEFIT


While the Policy is in force, C.M. Life willpay the Death Benefit to the named Beneficiary at the second death. Although C.M. Life normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insureds' deaths, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

MINIMUM DEATH BENEFIT. In order to qualify as life insurance under I.R.C.
Section 7702, the Policy has a Minimum Death Benefit. We determine the Minimum Death Benefit using one of two Death Benefit Compliance Tests. You chose the Test when You apply for the Policy. You cannot change Your choice of Test after the Policy is issued. Under one of the tests, the Cash Value Test, the Minimum Death Benefit is equal to a percentage of the Account Value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds. Under the other test, the Guideline Premium Test, the Minimum Death Benefit also is equal to a percentage of the Account Value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the Policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how You intend to pay premiums. In general, if You intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If You intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the Policy works under each approach, and which is best for You.

DEATH BENEFIT OPTIONS. The Death Benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding Policy Debt and any unpaid premium needed to avoid policy termination. YOU MAY CHOOSE ONE OF THREE DEATH BENEFIT OPTIONS:

 .    Option 1 (a level amount option) or

 .    Options 2 or 3 (variable amount options).

You chose the Death Benefit Option in the application and You may change the option at a later date subject to certain restrictions described in CHANGES IN THE DEATH BENEFIT OPTION.

The Death Benefit provided by Options 1, 2 and 3 is as follows.

OPTION 1 - The benefit is the greater of:

          (a) the Face Amount on the date of the second death; and

          (b) the Minimum Death Benefit on the date of the second death.

OPTION 2 - The benefit is the greater of:

          (a) the Face Amount plus the Account Value on the date of the second death; and

          (b) the Minimum Death Benefit on the date of the second death.

OPTION 3 - The benefit is the greater of:

          (a) the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; and

          (b) the Minimum Death Benefit on the date of the second death.

See Appendix B for examples of how changes in Account Value and the amount of premiums paid may affect the Death Benefit of a Policy.

CHANGES IN DEATH BENEFIT OPTION. After the first Policy Year, You may change the Death Benefit Option.

You must provide a written application and You may have to provide evidence that the Insureds still are insurable. The effective date of a change will be the Monthly Charge Date on or preceding the date C.M. Life approves the change. A change in the Death Benefit Option will result in a change of the Policy Face Amount. The Death Benefit under the new Death Benefit Option will be the same as the Death Benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

     1. the Face Amount is reduced to less than $500,000 as a result of the change,

     2.   the older Insured is older than Attained Age 85, or

     3.   only one of the Insureds is alive.

When the Policy Face Amount changes as a result of a change in the Death Benefit Option, the Monthly Charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the Policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see APPENDIX B.

CHANGES IN FACE AMOUNT. You may request an increase or decrease in the Face Amount by submitting a written request for a change of Face Amount to C.M. Life's Administrative Office. The Face Amount change will be effective on the Monthly Charge Date on or preceding C.M. Life's acceptance of the request.

INCREASES IN FACE AMOUNT. You must provide C.M. Life with a written application and evidence the Insureds still are insurable to increase Your Face Amount. An increase may not be less than $50,000. You cannot increase the Face Amount of the Policy after the younger Insured reaches Attained Age 85, or the older Insured reaches Attained Age 90.

If You increase the Policy Face Amount the Face Amount Charge and the Insurance Charges will increase.

DECREASES IN FACE AMOUNT. You may decrease the Policy Face Amount any time after the first Policy Year or one year after a Face Amount increase. You must send a written request to C.M. Life. You cannot decrease the Face Amount if the decrease would result in a Face Amount of less than $500,000.

If You decrease the Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:


     (a)  the Face Amount of the most recent increase
     (b)  the Face Amounts of the next most recent increases successively
     (c)  the Initial Face Amount.

If You decrease the Face Amount the Monthly Charges deducted from the Account Value will change.

If You decrease the Face Amount, the Policy may become a "modified endowment contract".

PREMIUMS


Generally, You  can determine the frequency and amount of premium payments.

PREMIUM FLEXIBILITY. Unlike traditional insurance policies, this Policy frees You from a rigid schedule of required premium payments. Instead, You may pay only a minimum initial premium when you apply for the Policy or any time before the Policy is delivered. After You have paid the first premium, You can pay any amount at any interval. There are some limitations to this flexibility, however.

The minimum initial premium depends on how often You plan to pay premiums, and the Issue Ages, sexes, and rating classes of the Insureds. It also depends on the initial Death Benefit Option and Initial Face Amount of the Policy.

PLANNED ANNUAL PREMIUM. When You apply for a Policy, You select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium and the payment frequency are shown on the schedule page of the Policy. C.M. Life will send You premium notices based on Your selection. You may change the amount and frequency of planned premiums at any time by sending written notice to C.M. Life's Administrative Office.

You may elect to pay premiums by pre-authorized check. Under this procedure, each month We deduct premium payments automatically from a designated bank account. You do not receive a "bill" for these payments.

There is no penalty if the planned premium is not paid, but payment of this amount does not guarantee coverage for any period of time. To keep Your coverage, You must maintain a sufficient Policy Value, or meet the Safety Test. The Policy Value is equal to the Account Value less any outstanding Policy Debt during the first three Policy Years. It is equal to the Net Surrender Value in years four and later. Even if planned premiums are paid, if the Safety Test is not met, the Policy terminates when the Policy Value is insufficient to pay the Monthly Charges and You do not make a sufficient premium payment before the grace period ends.

PREMIUM LIMITATIONS. After You pay the first premium , the minimum premium payment is $20. If You have chosen the Cash Value Test as the Death Benefit Compliance Test, the maximum premium You can pay in any Policy Year is the greatest of:

     (a) the premium that will not increase the net amount at risk under the Policy,

     (b)  twice the Policy's Target Premium plus $100; and

     (c)  the annual premium paid in the preceding Policy Year..

If You have chosen the Guideline Premium Test, the maximum premium is equal to the lesser of:


  (a) the maximum premium as determined above and

  (b) the Guideline Premium Test premium limitation.

We can refund any premium amount that exceeds these limits. You should send all premium payments either to C.M. Life's Administrative Office or to the address shown on the billing notice.


ALLOCATION OF NET PREMIUM PAYMENTS. The Net Premium is the premium paid less the Premium Expense Charge. WHEN YOU APPLY FOR A POLICY, YOU INDICATE HOW YOU WANT THE NET PREMIUMS ALLOCATED AMONG THE DIVISIONS OF THE SEPARATE ACCOUNT AND THE GPA. THE PERCENTAGE YOU INVEST IN EACH OPTION MUST BE A WHOLE NUMBER AND THE SUM OF ALL THE PERCENTAGES MUST EQUAL 100%.

You may change the percent of Net Premium you want invested in each investment option at any time. Simply send a written notice to C.M. Life's Administrative Office. You cannot have money invested in more than 16 Divisions of the Separate Account during the life of the Policy.

If You give us an Initial Net Premium with Your application We will deposit it in C.M. Life's General Account. It will earn interest at the rate set by C.M. Life from the date We receive the premium in good order, or from the Policy Date if later, to the date We issue the Policy. On the first business day after We issue Your policy,, We will invest the Net Premium plus interest earnings, less any Monthly Charges. Depending on the amount We must pay You if You return the Policy, either We will invest this amount in the investment options You chose in the application, or We will invest the money in the Money Market Division of the Separate Account. If You return the policy under the Free Look Provision, We will pay You one of two amounts. For the amount We would pay You, see Your Policy. We could pay You the following:

  (i)    any premium paid for this Policy plus

  (ii) interest credited to this Policy under the Guaranteed Principal Account, plus or minus

  (iii) the investment experience of the Divisions of the Separate Account under this Policy until We receive the returned Policy, minus

  (iv)   any amounts withdrawn and any Policy Debt,

In these cases, We will invest the money in the GPA and the Divisions of the Separate Account based on the percentages You chose in the Application

We also will invest Subsequent Net Premiums based on Your investment selections. We will invest Subsequent Net Premiums on the Valuation Date We receive them in good order at our Administrative Office, or at the address shown on the billing notice. If You request a transfer of money from one Division to another, We will make the transfer on the Valuation Date We receive the Transfer Request in good order.


In some states, We pay You the following:

(i)   the total of all premiums paid for the Policy

(ii)  reduced by any amounts borrowed or withdrawn,

In these cases, We will invest the money in the Money Market Division of the Separate Account.

We also will invest Subsequent Net Premiums We receive during the Free Look Period in the Money Market Division of the Separate Account. We will invest Subsequent Net Premiums at the price next determined after We receive the Premiums in good order at our Administrative Office, or at the address shown on the billing notice. At the end of the Free Look Period, We will transfer all the money in the Money Market Division to the GPA and the Separate Account Divisions based on Your investment selections in the Application.

TRANSFERS


You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send Us a written request. Although currently there is no limit on the number of transfers You may make, We reserve the right to limit the number to no more than one every 90 days. If We impose a limit, it would not apply to a transfer of all funds in the Separate Account Divisions to the GPA or to automated transfers made in connection with any C.M. Life program.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 .    You have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and

 .    You have not invested  any Net Premium amount in the GPA or

 .    transferred any money into the GPA during these three years,

You may transfer the remainder of the Fixed Account Value (less any Policy Debt)
out of the GPA in the succeeding Policy Year.   In this situation, You must
transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after We receive the request in good order at our Administrative Office. We do not charge for transfers.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION. This Policy will not terminate simply because You do not pay premiums. Only the Initial Premium Payment is specifically required. However, the Policy will terminate if there is not enough Policy Value in the contract to cover the Monthly Charges. The Policy Value is equal to the Account Value less
any Policy Debt during the first three Policy Years.   The Policy Value is equal
to the Net Surrender Value in Policy Years four and later. If there is not enough Policy Value in the contract to cover the Monthly Charges on a Monthly Charge Date, the Policy will enter a 61-day grace period unless the Safety Test has been met.

At the beginning of the grace period, C.M. Life will mail a notice to Your last known address stating the amount of premium needed to cover the shortfall. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Charge Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.

If the Policy Value is insufficient to pay the Monthly Charges but the Policy meets the Safety Test (as described below on that date, We will reduce the Monthly Charges for that Date to an amount equal to the Account Value less any Policy Debt.

The Safety Test is only applicable during a Guarantee Period. There are two Guarantee Periods. One Period is the lesser of 20 years or to the younger Insured's age 90. The other is to the younger Insured's age 100. Each Guarantee Period has a Guarantee premium associated with it. These premiums vary depending on the issue ages, genders, and issue classifications of the Insureds and the Death Benefit Option in effect. The Guarantee premiums for Your Policy are shown in the Policy. On any day during a Guarantee Period, the Safety Test is met if:


          premiums paid - amounts withdrawn +
          accumulated interest to that day

                         equal or exceed


     the Guarantee premium accumulated with 3% interest to that date.

The Guarantee premium paid determines the Guarantee Period in effect. In Massachusetts, only one Guarantee Period is available; it will not exceed five years. The Guarantee Periods available and the Safety Test may vary in other states as well. Consult Your Policy for the Guarantee Periods available to You.

REINSTATEMENT. For five years after a Policy terminates, You can request that We reinstate the Policy provided neither Insured has died since the Policy terminated. However, You cannot reinstate the Policy if You surrendered it for its Net Surrender Value. Please note, a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:


(a) Evidence that is satisfactory to C.M. Life that the Insureds still are insurable;

(b) A premium payment large enough to keep the policy in force for three months after the reinstatement;

(c) And, if applicable, a signed acknowledgement the Policy has become a modified endowment contract.

If We reinstate the Policy, the Face Amount for the reinstated Policy will be the same as if you had not terminated the Policy. We will allocate the premium payment based on the allocation You request at the time of reinstatement. We will allocate the premium on the Monthly Charge Date on which the Policy is reinstated. The Account Value at the time of reinstatement will be the premium paid at the time of reinstatement, less any Monthly Charges taken at that time.

CHARGES AND DEDUCTIONS


We will deduct charges from the Policy to compensate C.M. Life for:

(a) providing the insurance benefits under the Policy (including any riders);

(b)  administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d)  selling and distributing the Policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses. A summary of the product and separate account charges follows.

------------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT RATE                                GUARANTEED RATE
------------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge        Coverage Years 1-10:13% of premium up to Expense     All Coverage Years: 13% of premium up to Expense;
                              Premium; 3% of premium over Expense Premium          3% of premium over Expense Premium

                              Coverage Years 11+: 3% of all premium
------------------------------------------------------------------------------------------------------------------------------------
Administrative Charge         Policy Years 1-10: $12 per month per policy          All Policy Years: $12 per month per policy
                              Policy Years 11+: $6 per month per policy
------------------------------------------------------------------------------------------------------------------------------------
Face Amount Charge            Coverage Years 1-10: $0.13 per month per $1,000 of   Coverage Years 1-10: $0.13 per month per $1,000
                              Face Amount                                          of Face Amount

                              Coverage Years 11+: $0.0                             Coverage Years 11+: $0.0
------------------------------------------------------------------------------------------------------------------------------------
Insurance Charges             A per thousand rate multiplied by the amount at      For standard risks, the guaranteed cost of
                              risk each month.  The rate varies by the sexes,      insurance rates are based on 1980 Commissioners
                              issue ages, and risk classifications of the          Standard Ordinary (CSO) Mortality Tables.
                              Insureds, and the Year of Coverage.
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    All Policy Years: 0.25% on an annual basis of        All Policy Years: 0.90% on an annual basis of
 Charge                       daily net asset value of the Separate Account        daily net asset value of the Separate Account
------------------------------------------------------------------------------------------------------------------------------------
Loan Rate Expense Charge      Policy Years 1-10: 0.50% of loaned amount            All Policy Years: 2.0% of loaned amount
                              Policy Years 11+: 0.25% of loaned amount
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal Fee                $25                                                  $25
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charges             First Coverage Year: the lesser of 100% of the       First Coverage Year: the lesser of 100% of the
                              Target Premium or $60 per thousand of Face Amount.   Target Premium or $60 per thousand of Face
                              Coverage years 2-10: the prior year Surrender        Amount. Coverage years 2-10: the prior year
                              Charge reduced by 10% of  the first year Surrender   Surrender Charge reduced by 10% of  the first
                              Charge                                               year Surrender Charge
------------------------------------------------------------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS

We deduct a Premium Expense Charge from each premium payment You make. The Premium Expense Charge is higher for premium payments up to Expense Premium than premium payments over Expense Premium. The Expense Premium is based on the issue ages, genders, and risk classifications of the Insureds.

If You have increased the Policy Face Amount, we multiply the ratio of the Expense Premium for each Face Amount segment to the total of all Expense Premium for the Policy by the premium payment.

MONTHLY CHARGES AGAINST THE ACCOUNT VALUE

We deduct charges from the Account Value on each Monthly Charge Date. The Monthly Charges are:

(a)  an Administrative Charge;

(b)  a Face Amount Charge;

(c)  an Insurance Charge; and

(d)  a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.

ADMINISTRATIVE CHARGE AND FACE AMOUNT CHARGE. The monthly Administrative Charge and Face Amount Charge reimburse C.M. Life for the estimated expenses of issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with Owners.

INSURANCE CHARGES. The monthly Insurance Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Insurance Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Insurance rates are based on the genders, Issue Ages, and risk classes of the Insureds, and the Year of Coverage. C.M. Life currently places Insureds into the following three standard rate classes: Select-Preferred Nontobacco, Preferred Nontobacco, and Preferred Tobacco. We also have substandard rate classes for greater mortality risks. In an otherwise identical Policy, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Preferred Nontobacco Insureds than for Select-Preferred Nontobacco Insureds.

RIDER CHARGE. You can obtain additional benefits by requesting riders on Your Policy. The monthly rider charges include charges for any benefits You add by rider.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT


MORTALITY AND EXPENSE RISK CHARGE. Each day C.M. Life deducts a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

When We say there is a mortality risk We mean there is a risk that the group of lives We insure may, on average, live for shorter periods of time than We estimated. When We say there is an expense risk We mean there is a risk that our costs of issuing and administering Policies may be more than We estimated.

If We do not need all the money We collect in mortality and risk charges to cover death benefits and expenses, the amount We do not need will be our gain. However, even if the money We collect is not enough to cover death benefits and expenses, We will pay all death benefits and expenses.

INVESTMENT MANAGEMENT FEE AND OTHER EXPENSES.  Each of the funds incurs
investment management fees and other expenses   These are deducted from the
fund. The following were the total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1997.

                                                                  Total
                                                                  Fund
                                         Management    Other     Operating
Fund Name                                Fees          Expenses  Expenses
-------------------------------        --------------------------------------
MML Equity                                0.35%        0.00%        0.35%
MML Money Market                          0.48%        0.04%        0.52%
MML Managed Bond                          0.44%        0.03%        0.47%
MML Blend                                 0.37%        0.00%        0.37%
MML Equity Index*                         0.26%        0.11%        0.37%
Oppenheimer Growth                        0.73%        0.02%        0.75%
Oppenheimer Aggressive Growth             0.71%        0.02%        0.73%
Oppenheimer Global Securities             0.70%        0.06%        0.76%
Oppenheimer Strategic Bond                0.75%        0.08%        0.83%
VIP II Contrafund Portfolio               0.60%        0.11%        0.71%
T. Rowe Price Mid-Cap Growth
 Portfolio                                0.85%        0.00%        0.85%

American Century VP Income &
 Growth                                   0.70%        0.00%        0.70%

*If MassMutual had not reimbursed the Fund for Other Expenses, the Other Expenses would have been 0.17%, increasing Total Fund Operating Expenses to 0.43%.

MML Small Cap Value Equity was not established as of December 31, 1997. We estimate the management fees, other expenses and total fund operating expenses for the 1998 calendar year will be 0.65%, 0.11% and 0.76%, respectively.

SURRENDER CHARGES


During the first 10 Years of Coverage under the Initial Face Amount, C.M. Life will take a Surrender Charge against the Account Value if You fully surrender
the Policy.   We also will take a Surrender Charge if You decrease the Face
Amount of the Policy during this period. This also applies during the first 10 Years of Coverage under an increase in Face Amount. We calculate Surrender Charges separately for the Initial Face Amount and for each increase in the Face Amount.. The Surrender Charge in the first Year of Coverage is 100% of the Target Premium, not to exceed $60 per thousand of Face Amount. The Target Premium is used to determine the maximum premium You can pay, Surrender Charges and agent commissions. The Target Premium is based on the issue ages, genders, and risk classifications of the Insureds. The Surrender Charge is decreased by 10% of the first year Surrender Charge in each of the next nine Years of Coverage, and is zero in the eleventh year.

DECREASE IN SELECTED FACE AMOUNT. If You decrease Your Policy Face Amount, We cancel all or a part of Your Policy Face Amount segments. We charge a partial Surrender Charge. The partial Surrender Charge is equal to the Surrender Charge associated with each canceled Face Amount segment. If the partial Surrender Charge for a decreased or canceled Face Amount segment would be greater than the Account Value of the Policy, We set the partial Surrender Charge equal to the Account Value on the date of the surrender.

After a Face Amount decrease We reduce the Surrender Charge for the remaining segments by amount of the partial Surrender Charge.

OTHER CHARGES


WITHDRAWAL FEE. If You make a partial Withdrawal from Your Policy, We deduct $25 from the amount You withdraw. This fee is guaranteed not to increase for the duration of the Policy.

LOAN INTEREST RATE EXPENSE CHARGE. This charge reimburses C.M. Life for the expenses of administering loans.

ACCOUNT VALUE AND NET SURRENDER VALUE

ACCOUNT VALUE.  The Account Value of the Policy is:

 . the sum of all Net Premium payments

 . adjusted by periodic charges and credits

 . minus any Withdrawals.

Following the Free Look Period, We allocate this amount to the Separate Account Divisions and the GPA based on the net premium allocation You requested at the time of Application

INVESTMENT RETURN.  The investment return of a Policy is based on:
(a) The Account Value in each Division of the Separate  Account;

(b) The net rate of return of each Division; and
(c) The interest credited on Account Values in the GPA.

 . The net rate of return of a Division  is determined by:

 . increases and decreases in the value of the shares of the underlying
Fund,

 . any dividend or capital gains distributions declared by the Fund,

 . and any charges assessed against assets of the Division.

The net rate of return, or investment experience is determined each day that the value of the underlying Fund is determinedthat is, on each Valuation Date. The actual daily net rate of return for a Division measures the net investment experience from the end of one Valuation Date to the end of the next Valuation Date.

NET SURRENDER VALUE. You may completely surrender Your Policy for its Net Surrender Value at any time while at least one Insured is living. The Net Surrender Value is equal to:

 . the Account Value

 .less any applicable Surrender Charges and

 . less any Policy Debt

on the date the Company receives the request to surrender in good order. We will process the surrender within seven days.

An Owner may surrender the Policy by sending a written request together with the Policy to C.M. Life's Administrative Office. We will determine the Net Surrender Value at the end of the Valuation Date on which we receive the request in good order.

WITHDRAWALS.    After the first Policy Year, You may  withdraw up to 75% of the
Net Surrender Value. We deduct a fee of $25 from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. The minimum amount You can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Face Amount to less than $500,000.

You must state in the Withdrawal Request from which Divisions of the Separate Account or the GPA You want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date We receive the written request in good order. We will process it within seven days. The Withdrawal amount You wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. If You have chosen Death Benefit Option 1 or 3, C.M. Life will reduce the Face Amount by the amount of the Withdrawal unless You provide evidence satisfactory to Us that the Insureds or Insured alive still is insurable..

POLICY LOAN PRIVILEGE


GENERAL. After the first Policy Year, You may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to C.M. Life as collateral for the loan. The maximum amount You can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

SOURCE OF LOAN. We take the Policy loan amount from the Divisions of the Separate Account and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay the granting of any loan You want taken from the GPA for up to six months. We may delay the granting of any loan from the Divisions of the Separate Account during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv) the SEC permits C.M. Life to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less

Surrender Charges, C.M. Life will send a notice to You. This notice will state the amount needed to bring the Policy Debt back within the limit You must send Us this amount plus a premium payment large enough to keep the policy in force for three months. If We do not receive this amount within 31 days after the date We mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

LOAN INTEREST CHARGED. At the time of Application, You may select a loan interest rate of 5% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year C.M. Life will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, We will use a similar average. The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins,

(ii) or 4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If You do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value in each.

REPAYMENT. You may repay all or part of any Policy Debt at any time while at least one of the Insureds is living and while the Policy is in force. Any loan repayment You make within 30 days of the Policy Anniversary date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until You have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or We will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at the second death or the surrender of the Policy.

INTEREST ON LOANED VALUE. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the Policy loan rate less the Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

EFFECT OF LOAN.   A Policy loan affects the Policy since We reduce the Death
Benefit and Net Surrender Value by the amount of the loan. If You repay the loan, We increase the Death Benefit and Net Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have tax consequences.

As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

FREE LOOK PROVISION


You may cancel the Policy within 10 days. (This period may be longer in some states.)

You should mail or deliver the Policy and Policy delivery receipt either to C.M. Life's Administrative Office or to the agent who sold the Policy or to one of our agency offices. If You cancel the, We will give You a refund. In many states, We will give You a refund equal to the sum of:

(i)   any premium paid for this Policy plus

(ii) interest credited to this Policy under the Guaranteed Principal Account, plus or minus

(iii) an amount reflecting the investment experience of the investment divisions of the Separate Account under this Policy to the date the Policy is received by us, minus

(iv)  any amounts withdrawn and any Policy Debt.

In other states, the refund is equal to the total of all premiums paid for the Policy, reduced by any amounts borrowed or withdrawn. Check Your contract to determine which refund is applicable under Your Policy. A few states have variations of these two approaches.

WHEN WE PAY PROCEEDS


If the Policy has not terminated, We will pay loan proceeds or the Death Benefit within seven days after We receive all required documents in a form satisfactory
to us at our Administrative Office.   We can delay payment of the Net Surrender
Value payment of any Withdrawal from the Separate Account or payment of any loan proceeds from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Net Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire Death Benefit if We contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When We receive the information from a completed investigation, We generally determine within five days whether We will authorize payment of the claim. We make all payments promptly after authorization.

If We delay payment of a Net Surrender or Withdrawal for 30 days or more, We add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

ADDITIONAL BENEFITS YOU CAN GET BY RIDER


You can obtain additional benefits if You request them and qualify for them. We
provide additional benefits by riders.   Additional benefits are subject to the
terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

POLICY SPLIT OPTION RIDER. This rider allows You to exchange the Policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable. Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. This right will be available for the six-month period beginning on:

 . The date six months after the effective date of a final court decree of divorce. The decree must first becomes effective at least one year after the Policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

 . The date Section 2056 of the Internal Revenue Code (I.R.C.):

       . is nullified;

       . is amended to eliminate or reduce by at least 50% the Insureds' federal estate tax marital deduction;

 . The date the maximum federal estate tax rate given in I.R.C. Section 2001 is reduced to half the rate in effect on the Policy Issue Date of this Policy.

 . The effective date of the dissolution of the corporation or partnership that owns the Policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

The face amount of each new policy will be one-half the Face Amount of this Policy at the time of the split.

The policy date of each new policy will be the date of exchange.

The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date of the new policies.

You may attach this rider to the Policy only at the time of Policy issue and only if the younger Insured is younger than age 80, and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

ESTATE PROTECTION RIDER. You may attach his rider to the Policy only at the time the Policy is issued. It provides an additional Death Benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Policy's Initial Face Amount.

We will deduct a monthly charge from the Account Value for this rider. It will equal the Policy Insurance Charge multiplied by the Face Amount of the rider divided by $1,000.

PAYMENT OPTIONS


We will pay the Policy proceeds (the Death Benefit or the Net Surrender Value) in cash. Or if You wish, We will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

------------------------------------------------------------------------------------------------------------------------------------

Installments for a Specified Period        Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates We are using when the first payment is due.
------------------------------------------------------------------------------------------------------------------------------------

Life Income                                Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
------------------------------------------------------------------------------------------------------------------------------------

Interest                                   We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
------------------------------------------------------------------------------------------------------------------------------------

Installments of Specified Amount           Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
------------------------------------------------------------------------------------------------------------------------------------

Life Income with Payments Guaranteed for   Equal monthly payments based on the life of a named person. We will make payments until
 Amount Applied                            the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, We will continue to make monthly payments as long as the named person lives.
------------------------------------------------------------------------------------------------------------------------------------

Joint Lifetime Income with Reduced         Monthly payments based on the lives of two named persons.  We will make payments at the
 Payments to Survivor                      initial level while both are living, or for 10 years if longer.  When one dies (but not before the 10 years has elapsed), We will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other.  After the 10 years has elapsed, payments stop when both named persons have died.
------------------------------------------------------------------------------------------------------------------------------------

WITHDRAWAL RIGHTS UNDER PAYMENT OPTIONS. If provided in the payment option election, You may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

BENEFICIARY


A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the Death Benefit is paid to You or, if deceased, to Your estate.

ASSIGNMENT

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, We must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application:

 . regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the its Issue Date;
  or

 . regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence the Insured(s) are insurable, We cannot contest the validity of the change or reinstatement with respect to each Insured after the change has been in effect for two years during the lifetime of that Insured.

ERROR OF AGE OR SEX

If either Insured's age or gender is misstated in the Policy application, We will adjust the Death Benefit We pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

SUICIDE

Suicide within two years of the Policy Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and We will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Face Amount increase.

SALES AND OTHER AGREEMENTS

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). C.M. Life sells the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI. C.M. Life sells the Policy in all states except California and New York.

The Company also may contract with independent third party broker-dealers who may assist the Company in finding broker-dealers to offer and sell the Policies. These third parties also may provide training, marketing and other sales related functions for the Company and other broker-dealers. And they may provide certain administrative services to the Company in connection with the Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

COMPENSATION

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Policy Year. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.

---------------------------------------------------------------------
Premium-based
 Commissions

                              50% of premium paid up to
Coverage Year 1               the Target Premium

                              3% of premium paid over
                              the Target Premium

Coverage Years 2-5            5% of premium paid up to the
                              Target Premium

                              3% of premium paid over the
                              Target Premium

Coverage Years 6-10           3% of all premium paid

Coverage Years 11 and         1% of all premium paid
 beyond

Asset-based Commissions

Policy Years 2 and beyond     0.15% of the average monthly
                              Account Value in each Policy Year
---------------------------------------------------------------------


We may compensate agents who are have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

The Company may pay independent third party broker-dealers who assist the Company in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars

While the compensation We pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation paid to Company agents and general agents.

III. INVESTMENT OPTIONS

THE GUARANTEED PRINCIPAL ACCOUNT


An Owner may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). An Owner also may transfer some or all of the Account Value in the Divisions of the Separate Account, to the GPA. Neither Our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of the General Account of C.M. Life. Our General Account consists of all assets owned by C.M. Life other than those in the Separate Account and other separate accounts of C.M. Life. Subject to applicable law, We have sole discretion over the investment of the assets of its General Account.

C.M. Life guarantees amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate We credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although C.M. Life is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate.

THE SEPARATE ACCOUNT


C.M. Life's Board of Directors established rhe Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We established a separate segment for the Policies (the "Segment") on November 12, 1997. We have since divided this segment into 13 Divisions. Each Division invests in a shares of a designated Fund of MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II (managed by Fidelity Management & Research Company), T. Rowe Price Equity Series, Inc., or American Century Variable Portfolios, Inc. C.M. Life may establish additional divisions within the Segment in the future.

C.M. Life owns the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by C.M. Life. C.M. Life may transfer to its General Accountany assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to or are "clones" of mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, You should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

THE FUNDS


The MML Trust, Oppenheimer Trust, Variable Insurance Products Fund II, T. Rowe Price Equity Series, Inc. and American Century Variable Portfolios, Inc. are, open-end, management investment companies registered under the Investment Company Act of 1940 ("1949 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

C.M. Life purchases the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. C.M. Life redeems shares of the Funds at their net asset values as needed to make payments under the Policies.

MML TRUST. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

OPPENHEIMER TRUST. The Oppenheimer Trust. Is managed by OppenheimerFunds, Inc. The Oppenheimer Trust consists of 10 separate funds, four of which are offered under this Policy.

VARIABLE INSURANCE PRODUCTS FUND II. Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund Portfolio, is available under this Policy.

T. ROWE PRICE EQUITY SERIES, INC. The T. Rowe Price Equity Series, Inc. was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this Policy.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. American Century Variable Portfolios, Inc. is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income and Growth, is offered under this Policy.

FUND PROFILES

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the funds, and the deduction of expenses applicable to each of the funds.

INVESTMENT PREFERENCE CHART
--------------------------------------------------------------------------------
                                             Oppenheimer Global Securities Fund
                                          VIP II Contrafund Portfolio
                                        Oppenheimer Aggressive Growth Fund
                                     MML Small Cap Value Equity Fund
                                 T. Rowe Price Mid-Cap Growth Portfolio
                             Oppenheimer Growth Fund
                          MML Equity Index Fund
                      American Century VP Income & Growth
                   MML Equity Fund
                MML Blend Fund
             Oppenheimer Strategic Bond Fund
         MML Managed Bond Fund
    MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------
Conservative    Less Conservative    Moderate     Aggressive    More Aggressive


CONSERVATIVE: Investment goal is preservation of principal, while incurring little or no risk.

LESS CONSERVATIVE: Investment goal is primarily preservation of principal, with some desire for growth.

MODERATE: Investment goal is growth, while seeking some preservation of principal.

AGGRESSIVE: Investment goal is growth, with more tolerance for risk.

MORE AGGRESSIVE: Investment goal is significant growth over the long-term, with short-term fluctuations in value expected.

MML MONEY MARKET FUND

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and its net asset value is not guaranteed to remain stable at $1.00 per share.

MML MANAGED BOND FUND

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is consistent with the preservation of capital. This Fund invests primarily in investment grade, publicly-traded, readily marketable, fixed income securities of maturities MassMutual deems appropriate from time to time in light of market conditions and prospects.

OPPENHEIMER STRATEGIC BOND FUND

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities; (ii) securities of the U.S. Government and its agencies; and (iii) lower-rated, high-yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Capital appreciation is not an objective.

MML BLEND FUND

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is consistent with prudent investment risk and the preservation of capital. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Sub-advisor to the equity sector of the Fund is David L. Babson & Company, Inc.

MML EQUITY FUND

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate investing for defensive purposes is appropriate. The assets of this Fund are expected to be invested primarily in equity-type securities.

Sub-advisor to the Fund is David L. Babson & Company, Inc.

AMERICAN CENTURY VP INCOME & GROWTH

American Century VP Income & Growth seeks long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

MML EQUITY INDEX FUND

MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or the McGraw-Hill Companies, Inc.)

OPPENHEIMER GROWTH FUND

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

The Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies. The Fund focuses on companies with higher earnings growth potential that are no longer considered new or emerging but may still be in the dynamic phase of their life cycles.

MML SMALL CAP VALUE EQUITY FUND

This Fund seeks to earn a high rate of return over an extended period. The Fund invests primarily in stocks of smaller capitalization companies with some unique product, market position, or operating characteristic which, in the portfolio manager's opinion distinguishes them and will result in above-average returns.

OPPENHEIMER AGGRESSIVE GROWTH FUND

Oppenheimer Aggressive Growth Fund seeks to achieve capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

VIP II Contrafund Portfolio

This Fund seeks capital appreciation by investing in the securities of companies whose value FMR believes is not fully recognized by the public. This Fund may be appropriate for policyowners who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The Fund is designed for those who are looking for an investment approach that follows a contrarian philosophy.

OPPENHEIMER GLOBAL SECURITIES FUND

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities, but which may be considered to be speculative.

THE INVESTMENT ADVISERS

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Babson also is the sub-adviser to the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity. Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) has assets aggregating over $62 billion as of December 31, 1997, and over three million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY, 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans.

Fidelity Management & Research Company ("FMR") is the investment adviser to the
VIP II Contrafund Portfolio.   FMR is the management arm of Fidelity
Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the Fund's investments. Fidelity Management & Research (U.K.) Inc, in London, England, and Fidelity Management & Research (Far East) Inc, serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe Price") is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc. (the "Corporation") was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc. is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting under an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

IV. OTHER INFORMATION

C.M. LIFE AND MASSMUTUAL

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. A Special Act of the Connecticut General Assembly chartered the company on April 25, 1980. C.M. Life is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly owned subsidiary of MassMutual. C.M. Life is licensed to transact variable life insurance business in all jurisdictions in the United States, including Puerto Rico, other than New York and California.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1997, MassMutual had total assets under management of $152.5 billion and unconsolidated MassMutual assets in excess of $57.5 billion.

C.M. LIFE'S TAX STATUS. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of C.M. Life.

Due to C.M. Life's current tax status, We do not charge the Segment for C.M. Life's federal income taxes that may be a result of activity of the Segment. Periodically, C.M. Life reviews the question of a charge to the Segment for C.M. Life's federal income taxes. In the future, We may impose a charge for any federal income taxes paid by C.M. Life resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account), We may charge for the Policy's share of C.M. Life's federal income taxes that are a result of activity of the GPA.

Under current laws, C.M. Life may have to pay state or local taxes (in addition to premium taxes At present, these taxes are not significant. C.M. Life reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

ANNUAL REPORTS

MassMutual or C.M. Life maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, C.M. Life will mail You a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year,

(iv) and the Account Value, Death Benefit, Net Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

FEDERAL INCOME TAX CONSIDERATIONS

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, We do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. C.M. Life cannot make any guarantee regarding the future tax treatment of any Policy. C.M. Life reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

FOR COMPLETE INFORMATION ON ANY TAX ISSUE, WE URGE YOU TO CONSULT A QUALIFIED TAX ADVISOR. NO ATTEMPT IS MADE IN THIS PROSPECTUS TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

POLICY PROCEEDS, PREMIUMS AND LOANS. C.M. Life believes the Policy meets the definition of life insurance under the Internal Revenue Code ("IRC"). Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .    if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .    if there is a cash distribution as a result of the  reduction,

You may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds Your unrecovered premiums unless the policy is a Modified Endowment Contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If You surrender the Policy for its full Net Surrender Value, some of the Net Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured(s) or an exchange or assignment of the Policy may result in immediate taxable income.

C.M. Life believes that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to You unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, You may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if You meet certain tax rules.

If the Policy Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Net Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to You or Your Beneficiary depends on C.M. Life's tax status and on the tax status of the individual concerned. C.M. Life currently does not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                    exceeds

 .    the total premiums that would have been payable for a policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.

A Policy may pass the 7-pay test and still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

If certain changes are made to a Policy We will re-test it to determine if it has become a modified endowment contract. For example, if You reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the policy has become a modified endowment contract, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there is a material change a new 7-pay test period begins at that time. The term "material change" includes many increases in death benefits.

Since the Policy provides for flexible premium payments, the Company has procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a modified endowment contract, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2 or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.


Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for modified endowment contracts. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law considers the total of all income in all the modified endowment contracts issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one modified endowment contract are taxable to the extent of this total income.

QUALIFIED PLANS. The Policy may be used as part of certain tax-qualified and/ or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, You should not use the Policy in this way until You have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

YOUR VOTING RIGHTS

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent You have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

Owners receive proxy material and a form for You to complete giving the Company voting instructions. Shares of the Funds held by the Separate Account for which no Owner instructions are received are voted for or against any proposition in the same proportion as the shares for which instructions were received.

RESERVATION OF RIGHTS

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .    Create new Divisions of the Separate Account;

 .    Create new Separate Accounts and new Segments;

 .    Combine any two or more Separate Accounts, Segments or Divisions;

 .    Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

 .    Operate the Separate Account as a management investment company under the
     Investment Company Act of 1940 or in any other form permitted by law;

 .    De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required;

 .    Substitute one or more Funds for other funds with similar investment objectives; and

 .    Delete Funds or close Funds to future investments,

Change the name of the Separate Account.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

SERVICE AGREEMENT

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, C.M. Life pays MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life's use of MassMutual's personnel and facilities.

BONDING ARRANGEMENT

An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual and C.M. Life (subject to a $350,000 deductible) and $50,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

EXPERTS

Audited statements of the statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for the years ended December 31, 1997 are included in this Prospectus. Coopers & Lybrand L.L.P. has audited these statements. Coopers & Lybrand L.L.P., are independent accountants and experts in accounting and auditing.

Arthur Andersen L.L.P. audited the statutory statements of income, changes in capital stock and surplus and cash flows for the year ended December 31, 1995 included in this prospectus. Arthur Andersen L.L.P are independent public accountants and are experts in giving these reports.

Craig Waddington, FSA, MAAA has examined Actuarial matters in the Prospectus.

APPENDIX A

DEFINITION OF TERMS


ACCOUNT VALUE: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

ADMINISTRATIVE OFFICE: C.M. Life's Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

ATTAINED AGE: The Issue Age of an Insured plus the number of completed Policy Years.

BENEFICIARY(IES): The person or persons specified by You to receive some or all of the Death Benefit at the second death.

DEATH BENEFIT: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any Policy Debt outstanding and any unpaid premium.

DEATH BENEFIT OPTION: The Policy offers three Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

EXPENSE PREMIUM: The level of premium payment used to determine the Premium Expense Charges. The Expense Premium is based on the Issue Ages, sexes, and risk classifications of the Insureds in effect at the time of any Premium payment.

FIXED ACCOUNT VALUE: The current Account Value that is allocated to the Guaranteed Principal Account.

FREE LOOK PERIOD: The Period during which an Owner may return the Policy for cancellation and refund.


GUARANTEED PRINCIPAL ACCOUNT ("GPA"): Part of our General Account, the GPA is a fixed account to and from which You may make allocations and transfers.

INITIAL FACE AMOUNT: The amount of insurance coverage issued under the Policy. Subject to certain limitations, You may change the Face Amount after issue.

INITIAL NET PREMIUM: The premium received before or at delivery of the Policy, reduced by the Premium Expense Charge.

INSUREDS:  The two persons whose lives this Policy insures.

ISSUE AGE: The age of an Insured at his or her birthday nearest the Policy Date.

ISSUE DATE: The date on which the suicide and contestability periods begin.

MINIMUM DEATH BENEFIT: The Death Benefit determined in accordance with the applicable Death Benefit Compliance Test. The applicable Test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

MONTHLY CHARGE DATE: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

MONTHLY CHARGES: The charges assessed against the Policy Account Value on each Monthly Charge Date.

NET PREMIUM: The premium payment less the Premium Expense Charge we deduct.

NET SURRENDER VALUE: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any surrender charges that apply and less any Policy Debt.

OWNER: The person or entity that owns the Policy.

POLICY: The survivorship flexible premium adjustable variable life insurance policy offered by C.M. Life and described in this Prospectus.

POLICY ANNIVERSARY DATE: An anniversary of the Policy Date.

POLICY DATE: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

POLICY DEBT: All outstanding Policy loans plus accrued loan interest.

POLICY VALUE: The Account Value less any outstanding Policy Debt during the first three Policy Years. It is equal to the Net Surrender Value in years four and later.

POLICY YEAR: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

SAFETY TEST: On any day during the Guarantee Periods , the Safety Test is met if;


 .    the result of premiums paid less amounts withdrawn,

 .    accumulated with interest to that day,
  equals or exceeds


  .  the Guarantee Period premium

  .  accumulated with interest to that date.

  Both the Guarantee Periods and the Guarantee Period premiums are shown on the Policy Specifications page of Your Policy.


SECOND DEATH: The death of the surviving Insured.


SEPARATE ACCOUNT: The Policies' designated segment of the "C. M. Life Variable Life Separate Account I" established by C. M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

SUBSEQUENT NET PREMIUM: Any premium received after the Policy is delivered reduced by the Premium Expense Charge.

TARGET PREMIUM: The level of premium payments used to determine commission payments and surrender charges. The Target Premium is based on the Issue Ages, sexes, and risk classifications of the Insureds.

VALUATION DATE: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

VALUATION PERIOD: The period, consisting of one or more days, from one Valuation Date to the next succeeding Valuation Date.


VALUATION TIME: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions performed on a Valuation Date are performed as of the Valuation Time.

VARIABLE ACCOUNT VALUE: The total of the values of the Accumulation Units credited to the Policy in each Division of the Separate Account multiplied by Your number of units in that Division.

WE: Refers to C.M. Life.

YEAR OF COVERAGE: For the Initial Face Amount, each Policy Year is a Year of Coverage. For any increase in the Face Amount, each Year of Coverage is measured from the effective date of the increase.


YOU: Refers to the Owner.

APPENDIX B


EXAMPLES OF THE IMPACT OF THE ACCOUNT VALUE AND PREMIUMS ON THE POLICY DEATH BENEFIT

Example I ~ Death Benefit Option 1
Assume the following:

  .  Policy has a Face Amount of $1,000,000.

  .  the Account Value is $50,000

  .  the Death Benefit is $1,000,000

  .  the Minimum Death Benefit is $219,000

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400
  .  the Death Benefit remains at $1,000,000

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400

  .  the Death Benefit still remains at $1,000,000

Example II ~ Death Benefit Option 2

Assume the following:

  .  Policy has a Face Amount of $1,000,000

  .  the Account Value is $50,000

  .  the Minimum Death Benefit is $219,000

  .  the Death Benefit is $1,050,000 (Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Death Benefit increases to $350,400,

  .  the Death Benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Death Benefit decreases to $131,400,

  .  the Death Benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

  .  Policy has a Face Amount of $1,000,000

  .  the Account Value is $50,000

  .  the Minimum Death Benefit is $219,000

  .  the premiums paid under the Policy to-date total $40,000

  .  the Death Benefit is $1,040,000 (Face Amount plus Premiums Paid)

  If You pay an additional $30,000 of premium and the Account Value increases to $80,000 the Minimum Death Benefit increases to $350,400

  .  the Death Benefit will increase to $1,070,000

EXAMPLES OF DEATH BENEFIT OPTION CHANGES

Example I - Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the Account Value on the effective date of the change.


For example, if the Policy has a Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value, or $525,000. If You change from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1.

Example II - Change from Option 3 to Option 1


For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.


For example, if a Policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the Policy Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If You change from Option 3 to Option 1, the Death Benefit under Option 1 is equal to the Policy Face Amount. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1.

Example III- Change from Option 1 to Option 2


For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the Account Value on the effective date of the change.


For example, if the Policy has a Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Face Amount, or $700,000. If You change from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.

Example IV - Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.


For example, if the Policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the Death Benefit under Option 1 is equal to the Face Amount, or $700,000. If You change from Option 1 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the Death Benefit under a Policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3.

Example V - Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the Account Value and the premiums paid less any premium refunds.


For example, if the Policy has a Face Amount of $1,000,000, and an Account Value of $70,000, and premiums paid of $25,000, the Death Benefit under Option 2 is equal to the Account Value plus the Face Amount, or $1,070,000. If You change from Option 2 to Option 3, the Death Benefit under Option 3 is equal to the Face Amount plus the premiums paid less any premium refunds. Since the Death Benefit under a Policy does not immediately change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the Account Value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a Death Benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.

APPENDIX C

RATES OF RETURN


From time to time, the Company may report different types of historical performance for the Divisions of the Separate Account available under the Policy. The Company may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, We will provide an illustration of Account Values and Net Surrender Values for hypothetical Insureds of given ages, sexes, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Net Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values.. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1997, while Table 2 shows December 31 one- year total returns for each year shown. These rates do not reflect :

 .    the Mortality and Expense Risk Charges assessed against the Separate
     Account

 .    deductions from premiums or Monthly Charges assessed against the Account
     Value of the Policies

 .    the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, ILLUSTRATION OF DEATH BENEFITS, NET SURRENDER VALUES, AND ACCUMULATED PREMIUMS, APPENDIX D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.

TABLE 1

EFFECTIVE ANNUAL RATES OF RETURN

AS OF DECEMBER 31, 1997

---------------------------------------------------------------------------------------------------------------------
                                     SINCE
FUND                              INCEPTION        15 YEARS        10 YEARS        5 YEARS          1 YEAR
---------------------------------------------------------------------------------------------------------------------
MML Equity                              14.78%          16.19%          16.44%          18.25%          28.59%
MML Blend                               13.67%            ---           13.68%          13.81%          20.89%
MML Managed Bond                        10.37%           9.73%           9.08%           7.79%           9.91%
MML Money Market                         6.73%           6.44%           5.63%           4.47%           5.18%
MML Equity Index                        21.93%            ---             ---             ---             ---
Oppenheimer Global Securities           12.26%            ---             ---           18.81%          22.42%
Oppenheimer Aggressive Growth           15.31%            ---           16.23%          15.92%          11.67%
Oppenheimer Growth                      15.43%            ---           16.67%          18.61%          26.68%
Oppenheimer Strategic Bond               7.64%            ---             ---             ---            8.71%
VIP II Contrafund Portfolio             28.11%            ---             ---             ---           24.14%
T. Rowe Price Mid-Cap Growth            18.80%            ---             ---             ---           18.80%
 Portfolio
American Century VP Income &              7.8%            ---             ---             ---            7.8%*
 Growth
---------------------------------------------------------------------------------------------------------------------

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.

Dates of inception:
MML Equity Fund  9/15/71                                        MML Blend Fund  2/3/84
MML Managed Bond Fund  12/16/81                                 MML Small Cap Value Equity Fund  6/1/98
MML Money Market Fund  11/12/90                                 MML Equity Index Fund - 4/30/97
Oppenheimer Global Securities Fund  11/12/90                    Oppenheimer Aggressive Growth Fund  8/15/86
Oppenheimer Growth Fund  4/3/85                                 Oppenheimer Strategic Bond Fund  5/3/93
VIP II Contrafund Portfolio  1/3/95                             T. Rowe Price Mid-Cap Growth Portfolio  12/31/96
American Century VP Income & Growth  10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.


* For the performance history of a substantially similar fund, the American Century Income & Growth Fund, turn to the Section in the attached American Century Variable Portfolios prospectus entitled "INVESTMENT PERFORMANCE OF SIMILAR FUND."

                       TABLE 2

                       ONE YEAR TOTAL RETURNS

                   ------------------------------------------------------------------------------------------------
                   Year                         MML MONEY                              MML EQUITY      OPPENHEIMER
                   Ended       MML EQUITY        MARKET      MML BOND    MML BLEND       INDEX            GROWTH
                   ------------------------------------------------------------------------------------------------
                   1997           28.59%            5.18%      9.91%       20.89%         21.93%*         26.68%
                   1996           20.25%            5.01%      3.25%       13.95%           ---           25.20%
                   1995           31.13%            5.58%     19.14%       23.28%           ---           36.65%
                   1994            4.10%            3.84%     (3.76%)       2.48%           ---            0.98%
                   1993            9.52%            2.75%     11.81%        9.70%           ---            7.25%
                   1992           10.48%            3.48%      7.31%        9.36%           ---           14.53%
                   1991           25.56%            6.01%     16.66%       24.00%           ---           25.54%
                   1990           (0.51%)           8.12%      8.38%        2.37%           ---           (8.21%)
                   1989           23.04%            9.16%     12.83%       19.96%           ---           23.59%
                   1988           16.68%            7.39%      7.13%       13.40%           ---           22.09%
                   1987            2.10%            6.49%      2.60%        3.12%           ---            3.32%
                   1986           20.15%            6.60%     14.46%       18.30%           ---           17.76%
                   1985           30.54%            8.03%     19.94%       24.88%           ---            9.50%*
                   1984            5.40%           10.39%     11.69%        8.24%*          ---             ---
                   1983           22.85%            8.97%      7.26%         ---            ---             ---
                   1982           25.67%           11.12%*    22.79%*        ---            ---             ---
                   1981            6.67%             ---        ---          ---            ---             ---
                   1980           27.62%             ---        ---          ---            ---             ---
                   1979           19.54%             ---        ---          ---            ---             ---
                   1978            3.71%             ---        ---          ---            ---             ---
                   1977           (0.52%)            ---        ---          ---            ---             ---
                   1976           24.77%             ---        ---          ---            ---             ---
                   1975           32.85%             ---        ---          ---            ---             ---
                   1974          (17.61%)*           ---        ---          ---            ---             ---

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.


Dates of inception:
MML Equity Fund 9/15/71                         MML Blend Fund 2/3/84
MML Managed Bond Fund 12/16/81                  MML Small Cap Value Equity Fund 6/1/98
MML Money Market Fund 11/12/90                  MML Equity Index Fund 4/30/97
Oppenheimer Global Securities 11/12/90          Oppenheimer Aggressive Growth Fund 8/15/86
Oppenheimer Growth Fund 4/3/85                  Oppenheimer Strategic Bond Fund 5/3/93
VIP II Contrafund Portfolio 1/3/95              T. Rowe Price  Mid-Cap Growth Portfolio 12/31/96
American Century VP Income & Growth 10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.

                        ONE YEAR TOTAL RETURNS

                    ------------------------------------------------------------------------------------------
                              Oppenheimer   Oppenheimer    Oppenheimer  VIP II        T. Rowe      American
                    Year      Strategic     Aggressive     Global       Contrafund    Price Mid    Century
                    Ended     Bond          Growth         Securities   Portfolio     Cap Growth   VP Income
                                                                                      Portfolio    & Growth
                    ------------------------------------------------------------------------------------------
                    1997       8.71%        11.67%         22.42%       24.14%        18.80%*      7.8%**
                    1996      12.07%        20.16%         17.80%       21.22%           --         --
                    1995      15.33%        32.52%          2.24%       39.72%*          --         --
                    1994      (5.85%)       (7.50%)        (5.72%)        ---            --         --
                    1993       4.25%*       27.32%         70.32%         ---            --         --
                    1992        ---         15.42%         (7.11%)        ---            --         --
                    1991        ---         54.72%          3.39%         ---            --         --
                    1990        ---        (16.32%)         0.40%*        ---            --         ---
                    1989        ---         27.39%           ---          ---            --         ---
                    1988        ---         13.41%           ---          ---            --         ---
                    1987        ---         14.34%           ---          ---            --         ---
                    1986        ---         (1.65%)*         ---          ---            --         ---
                    1985        ---           ---            ---          ---            --         ---
                    1984        ---           ---            ---          ---            --         ---
                    1983        ---           ---            ---          ---            --         ---
                    1982        ---           ---            ---          ---            --         ---
                    1981        ---           ---            ---          ---            --         ---
                    1980        ---           ---            ---          ---            --         ---
                    1979        ---           ---            ---          ---            --         ---
                    1978        ---           ---            ---          ---            --         ---
                    1977        ---           ---            ---          ---            --         ---
                    1976        ---           ---            ---          ---            --         ---
                    1975        ---           ---            ---          ---            --         ---
                    1974        ---           ---            ---          ---            --         ---

The figures show in this Table do not reflect any charges at the Separate Account or the Policy level.

*since inception.

Dates of inception:
MML Equity Fund 9/15/71                                MML Blend Fund 2/3/84
MML Managed Bond Fund 12/16/81                         MML Small Cap Value Equity Fund 6/1/98
MML Money Market Fund 11/12/90                         MML Equity Index Fund 4/30/97
Oppenheimer Global Securities Fund 11/12/90            Oppenheimer Aggressive Growth Fund 8/15/86
Oppenheimer Growth Fund 4/3/85                         Oppenheimer Strategic Bond Fund 5/3/93
VIP II Contrafund Portfolio 1/3/95                     T. Rowe Price Mid-Cap Growth Portfolio 12/31/96
American Century VP Income & Growth 10/30/97

Performance of MML Small Cap Value Equity Fund is unavailable since inception date of the Fund is June 1, 1998.

** For the performance history of a substantially similar fund, the American Century Income & Growth Fund, turn to the Section in the attached American Century Variable Portfolios prospectus entitled Investment Performance of Similar Fund.

APPENDIX D

ILLUSTRATION OF DEATH BENEFITS, NET SURRENDER VALUES, AND ACCUMULATED PREMIUMS


The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Net Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $5,000 for a combination of a Select-Preferred Male age 35 and a Select-Preferred Female age 35. Select-Preferred is C.M. Life's best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Net Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Net Surrender Values for a Policy would be different from the amounts shown if:


 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any Policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Net Surrender Values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    Administrative Charges of $12 per month per Policy in Policy Years 1-10, and $6 per month in Policy Years 11 and beyond.

 .    Face Amount Charges of $0.13 per month per $1,000 of Face Amount in
     Coverage Years 1-10.

 .    Insurance Charges based on the current rates being charged by the Company for Select-Preferred, fully underwritten risks.

 .    Mortality and Expense Risk Charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    Fund level expenses of 0.63% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Net Surrender Values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as wee as the current fund level expenses.

 .    Administrative Charges equal to $12 per month per policy in all years.

 .    Face Amount Charge of $0.13 per month per $1,000 of Face Amount in Coverage
     Years 1-10

 .    Insurance Charges based on the 1980 CSO Mortality Table.

 .    Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Net Surrender Values shown in the Tables reflect the deduction of Surrender Charges in the first 10 Policy Years. The Surrender Charge in the first year is the Target Premium or $60 per $1,000 of Face Amount if less. In each of Years two through 10, the Surrender Charge is equal to the Surrender Charge in the prior year reduced by 10% of the Surrender Charge in the first year.

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are -0.90%, 5.05%, and 11.00% respectively on a net basis.

TABLE 1

SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                            $5,000 Annual
                                                                                               Premium
Death Benefit Option 1                                                                         $1 million Initial Face Amount
Current Schedule of Charges                                                                    Guideline Premium Test

                                  Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                                  Gross Annual Investment Return of:            Gross Annual Investment Return of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year          0%               6%              12%               0%              6%                  12%
------------------------------------------------------------------------------------------------------------------------------------
1            $    5,250         $1,000,000       $1,000,000       $1,000,000         $      0        $      0           $        0

2            $   10,763         $1,000,000       $1,000,000       $1,000,000         $  1,098        $  1,672           $    2,272

3            $   16,551         $1,000,000       $1,000,000       $1,000,000         $  4,117        $  5,233           $    6,448

4            $   22,628         $1,000,000       $1,000,000       $1,000,000         $  7,111        $  8,949           $   11,030

5            $   29,010         $1,000,000       $1,000,000       $1,000,000         $ 10,079        $ 12,827           $   16,063

6            $   35,710         $1,000,000       $1,000,000       $1,000,000         $ 13,023        $ 16,875           $   21,597

7            $   42,746         $1,000,000       $1,000,000       $1,000,000         $ 15,943        $ 21,103           $   27,689

8            $   50,133         $1,000,000       $1,000,000       $1,000,000         $ 18,839        $ 25,520           $   34,398

9            $   57,889         $1,000,000       $1,000,000       $1,000,000         $ 21,713        $ 30,137           $   41,795

10           $   66,034         $1,000,000       $1,000,000       $1,000,000         $ 24,565        $ 34,964           $   49,955

15           $  113,287         $1,000,000       $1,000,000       $1,000,000         $ 47,041        $ 72,936           $  117,818

20           $  173,596         $1,000,000       $1,000,000       $1,000,000         $ 67,921        $120,751           $  231,208

25           $  250,567         $1,000,000       $1,000,000       $1,000,000         $ 87,446        $181,480           $  421,897

30           $  348,804         $1,000,000       $1,000,000       $1,000,000         $104,923        $258,061           $  742,722

35           $  474,182         $1,000,000       $1,000,000       $1,488,162         $117,923        $352,929           $1,282,898

40           $  634,199         $1,000,000       $1,000,000       $2,344,415         $122,301        $468,925           $2,191,042

45           $  838,426         $1,000,000       $1,000,000       $3,903,636         $106,516        $607,964           $3,717,748

50           $1,099,077         $1,000,000       $1,000,000       $6,583,023         $ 42,319        $774,682           $6,269,546
====================================================================================================================================

                                                      Account Value Assuming Hypothetical
                                                      Gross Annual Investment Return of:
                                ===============================================================================
                                  End of
                                  Policy Year              0%                  6%                 12%
                                -------------------------------------------------------------------------------
                                  1                          $ 2,614             $ 2,818               $  3,023
                                  2                          $ 5,202             $ 5,776               $  6,376
                                  3                          $ 7,765             $ 8,881               $ 10,096
                                  4                          $10,303             $12,141               $ 14,222
                                  5                          $12,815             $15,563               $ 18,799
                                  6                          $15,303             $19,155               $ 23,877
                                  7                          $17,767             $22,927               $ 29,513
                                  8                          $20,207             $26,888               $ 35,766
                                  9                          $22,625             $31,049               $ 42,707
                                 10                          $25,021             $35,420               $ 50,411
                                 15                          $47,041             $72,936               $117,818
                                ===============================================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

TABLE 2

SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                      $5,000 Annual Premium
Death Benefit Option 2                                                                   $1 million Initial Face Amount
Current Schedule of Charges                                                              Guideline Premium Test

                                 Death Benefit Assuming Hypothetical         Net Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:          Gross Annual Investment Return Of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year          0%               6%              12%                0%                6%              12%
------------------------------------------------------------------------------------------------------------------------------------
1             $    5,250         $1,002,614       $1,002,818       $1,003,023        $      0          $      0       $        0

2             $   10,763         $1,005,202       $1,005,776       $1,006,376        $  1,098          $  1,672       $    2,272

3             $   16,551         $1,007,765       $1,008,881       $1,010,096        $  4,117          $  5,233       $    6,448

4             $   22,628         $1,010,303       $1,012,141       $1,014,222        $  7,111          $  8,949       $   11,030

5             $   29,010         $1,012,815       $1,015,562       $1,018,799        $ 10,079          $ 12,826       $   16,063

6             $   35,710         $1,015,302       $1,019,154       $1,023,877        $ 13,022          $ 16,874       $   21,597

7             $   42,746         $1,017,766       $1,022,926       $1,029,512        $ 15,942          $ 21,102       $   27,688

8             $   50,133         $1,020,206       $1,026,886       $1,035,764        $ 18,838          $ 25,518       $   34,396

9             $   57,889         $1,022,623       $1,031,046       $1,042,704        $ 21,711          $ 30,134       $   41,792

10            $   66,034         $1,025,020       $1,035,417       $1,050,407        $ 24,564          $ 34,961       $   49,951

15            $  113,287         $1,047,033       $1,072,923       $1,117,796        $ 47,033          $ 72,923       $  117,796

20            $  173,596         $1,067,894       $1,120,697       $1,231,096        $ 67,894          $120,697       $  231,096

25            $  250,567         $1,087,354       $1,181,269       $1,421,369        $ 87,354          $181,269       $  421,369

30            $  348,804         $1,104,619       $1,257,242       $1,740,226        $104,619          $257,242       $  740,226

35            $  474,182         $1,116,898       $1,349,627       $2,271,987        $116,898          $349,627       $1,271,987

40            $  634,199         $1,119,382       $1,457,284       $3,155,976        $119,382          $457,284       $2,155,976

45            $  838,426         $1,099,202       $1,569,369       $4,616,406        $ 99,202          $569,369       $3,616,406

50            $1,099,077         $1,028,232       $1,653,814       $7,010,620        $ 28,232          $653,814       $6,010,620

====================================================================================================================================

                                                   Account Value Assuming Hypothetical
                                                   Gross Annual Investment Return of:
                             ===============================================================================
                               End of
                               Policy Year   0%                  6%                 12%
                             -------------------------------------------------------------------------------
                              1                    $ 2,614          $ 2,818            $  3,023
                              2                    $ 5,202          $ 5,776            $  6,376
                              3                    $ 7,765          $ 8,881            $ 10,096
                              4                    $10,303          $12,141            $ 14,222
                              5                    $12,815          $15,562            $ 18,799
                              6                    $15,302          $19,154            $ 23,877
                              7                    $17,766          $22,926            $ 29,512
                              8                    $20,206          $26,886            $ 35,764
                              9                    $22,623          $31,046            $ 42,704
                             10                    $25,020          $35,417            $ 50,407
                             15                    $47,033          $72,923            $117,796
                             ===============================================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 3
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                                $5,000 Annual Premium
Death Benefit Option 1                                                                             $1 million Initial Face Amount
Current Schedule of Charges                                                                        Guideline Premium Test


                      Death Benefit Assuming Hypothetical                           Net Surrender Value Assuming Hypothetical
                      Gross Annual Investment Return of:                            Gross Annual Investment Return of:
====================================================================================================================================
            Premiums
End of      Accumulated
Policy      at 5% Interest
Year        Per Year            0%              6%            12%            0%             6%             12%
------------------------------------------------------------------------------------------------------------------------------------
1           $    5,250           $1,005,000      $1,005,000     $1,005,000     $      0       $      0           $        0
2           $   10,763           $1,010,000      $1,010,000     $1,010,000     $  1,098       $  1,672           $    2,272
3           $   16,551           $1,015,000      $1,015,000     $1,015,000     $  4,117       $  5,233           $    6,448
4           $   22,628           $1,020,000      $1,020,000     $1,020,000     $  7,111       $  8,949           $   11,030
5           $   29,010           $1,025,000      $1,025,000     $1,025,000     $ 10,079       $ 12,826           $   16,063
6           $   35,710           $1,030,000      $1,030,000     $1,030,000     $ 13,022       $ 16,874           $   21,596
7           $   42,746           $1,035,000      $1,035,000     $1,035,000     $ 15,942       $ 21,102           $   27,687
8           $   50,133           $1,040,000      $1,040,000     $1,040,000     $ 18,837       $ 25,517           $   34,395
9           $   57,889           $1,045,000      $1,045,000     $1,045,000     $ 21,710       $ 30,133           $   41,791
10          $   66,034           $1,050,000      $1,050,000     $1,050,000     $ 24,562       $ 34,959           $   49,950
15          $  113,287           $1,075,000      $1,075,000     $1,075,000     $ 47,028       $ 72,920           $  117,798
20          $  173,596           $1,100,000      $1,100,000     $1,100,000     $ 67,879       $120,696           $  231,135
25          $  250,567           $1,125,000      $1,125,000     $1,125,000     $ 87,311       $181,304           $  421,653
30          $  348,804           $1,150,000      $1,150,000     $1,150,000     $104,488       $257,489           $  741,919
35          $  474,182           $1,175,000      $1,175,000     $1,661,088     $116,438       $350,982           $1,281,110
40          $  634,199           $1,200,000      $1,200,000     $2,541,196     $117,836       $462,961           $2,188,034
45          $  838,426           $1,225,000      $1,225,000     $4,123,323     $ 93,639       $590,437           $3,712,689
50          $1,099,077           $1,250,000      $1,250,000     $6,824,112     $  6,117       $724,199           $6,261,059
====================================================================================================================================

                                               Account Value Assuming Hypothetical
                                                Gross Annual Investment Return of:
                          ==============================================================================
                          End of
                          Policy Year          0%              6%                 12%
                          -------------------------------------------------------------------------------
                          1                       $ 2,614              $ 2,818           $  3,023
                          2                       $ 5,202              $ 5,776           $  6,376
                          3                       $ 7,765              $ 8,881           $ 10,096
                          4                       $10,303              $12,141           $ 14,222
                          5                       $12,815              $15,562           $ 18,799
                          6                       $15,302              $19,154           $ 23,876
                          7                       $17,766              $22,926           $ 29,511
                          8                       $20,205              $26,885           $ 35,763
                          9                       $22,622              $31,045           $ 42,703
                          10                      $25,018              $35,415           $ 50,406
                          15                      $47,028              $72,920           $117,798
                          ===============================================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 4
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                              $5,000 Annual Premium
Death Benefit Option 1                                                                           $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                             Guideline Premium Test
and Current Fund Level Charges
                                Death Benefit Assuming Hypothetical             Net Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:              Gross Annual Investment Return of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year              0%              6%              12%              0%                6%           12%
------------------------------------------------------------------------------------------------------------------------------------
1            $    5,250             $1,000,000      $1,000,000       $1,000,000      $      0          $      0      $        0
2            $   10,763             $1,000,000      $1,000,000       $1,000,000      $  1,094          $  1,667      $    2,267
3            $   16,551             $1,000,000      $1,000,000       $1,000,000      $  4,104          $  5,220      $    6,433
4            $   22,628             $1,000,000      $1,000,000       $1,000,000      $  7,085          $  8,921      $   11,000
5            $   29,010             $1,000,000      $1,000,000       $1,000,000      $ 10,034          $ 12,777      $   16,009
6            $   35,710             $1,000,000      $1,000,000       $1,000,000      $ 12,950          $ 16,794      $   21,507
7            $   42,746             $1,000,000      $1,000,000       $1,000,000      $ 15,830          $ 20,976      $   27,546
8            $   50,133             $1,000,000      $1,000,000       $1,000,000      $ 18,672          $ 25,330      $   34,182
9            $   57,889             $1,000,000      $1,000,000       $1,000,000      $ 21,474          $ 29,862      $   41,478
10           $   66,034             $1,000,000      $1,000,000       $1,000,000      $ 24,233          $ 34,578      $   49,505
15           $  113,287             $1,000,000      $1,000,000       $1,000,000      $ 43,057          $ 68,145      $  112,045
20           $  173,596             $1,000,000      $1,000,000       $1,000,000      $ 59,163          $108,940      $  215,068
25           $  250,567             $1,000,000      $1,000,000       $1,000,000      $ 71,223          $157,695      $  385,795
30           $  348,804             $1,000,000      $1,000,000       $1,000,000      $ 75,337          $212,986      $  670,288
35           $  474,182             $1,000,000      $1,000,000       $1,333,819      $ 61,036          $267,787      $1,149,844
40           $  634,199             $1,000,000      $1,000,000       $2,087,564      $  4,646          $305,034      $1,950,995
45           $  838,426             $        0      $1,000,000       $3,452,613      $      0          $274,501      $3,288,203
50           $1,099,077             $        0      $1,000,000       $5,746,045      $      0          $ 36,578      $5,472,424
====================================================================================================================================

                                            Account Value Assuming Hypothetical
                                            Gross Annual Investment Return of:
                         ====================================================================
                         End of
                         Policy Year      0%                   6%              12%
                         --------------------------------------------------------------------
                         1                 $    2,613           $    2,817       $  3,022
                         2                 $    5,198           $    5,771       $  6,371
                         3                 $    7,752           $    8,868       $ 10,081
                         4                 $   10,277           $   12,113       $ 14,192
                         5                 $   12,770           $   15,513       $ 18,745
                         6                 $   15,230           $   19,074       $ 23,787
                         7                 $   17,654           $   22,800       $ 29,370
                         8                 $   20,040           $   26,698       $ 35,550
                         9                 $   22,386           $   30,774       $ 42,390
                        10                 $   24,689           $   35,034       $ 49,961
                        15                 $   43,057           $   68,145       $112,045
                        =====================================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 5
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                         $5,000 Annual Premium
Death Benefit Option 2                                                                      $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                        Guideline Premium Test
and Current Fund Level Charges
                              Death Benefit Assuming Hypothetical            Net Surrender Value Assuming Hypothetical
                              Gross Annual Investment Return of:             Gross Annual Investment Return of:
================================================================================================================================
            Premiums
End of      Accumulated
Policy      at 5% Interest
Year        Per Year          0%            6%             12%           0%              6%                12%
--------------------------------------------------------------------------------------------------------------------------------
1           $    5,250         $1,002,613    $1,002,817     $1,003,022    $      0        $      0          $        0
2           $   10,763         $1,005,198    $1,005,771     $1,006,371    $  1,094        $  1,667          $    2,267
3           $   16,551         $1,007,752    $1,008,867     $1,010,081    $  4,104        $  5,219          $    6,433
4           $   22,628         $1,010,277    $1,012,113     $1,014,191    $  7,085        $  8,921          $   10,999
5           $   29,010         $1,012,769    $1,015,512     $1,018,744    $ 10,033        $ 12,776          $   16,008
6           $   35,710         $1,015,228    $1,019,072     $1,023,785    $ 12,948        $ 16,792          $   21,505
7           $   42,746         $1,017,651    $1,022,797     $1,029,366    $ 15,827        $ 20,973          $   27,542
8           $   50,133         $1,020,036    $1,026,692     $1,035,542    $ 18,668        $ 25,324          $   34,174
9           $   57,889         $1,022,380    $1,030,765     $1,042,378    $ 21,468        $ 29,853          $   41,466
10          $   66,034         $1,024,680    $1,035,020     $1,049,941    $ 24,224        $ 34,564          $   49,485
15          $  113,287         $1,043,009    $1,068,063     $1,111,900    $ 43,009        $ 68,063          $  111,900
20          $  173,596         $1,058,973    $1,108,560     $1,214,270    $ 58,973        $108,560          $  214,270
25          $  250,567         $1,070,614    $1,156,237     $1,382,035    $ 70,614        $156,237          $  382,035
30          $  348,804         $1,073,654    $1,208,026     $1,654,229    $ 73,654        $208,026          $  654,229
35          $  474,182         $1,056,996    $1,251,961     $2,087,433    $ 56,996        $251,961          $1,087,433
40          $  634,199         $        0    $1,259,056     $2,761,611    $      0        $259,056          $1,761,611
45          $  838,426         $        0    $1,155,504     $3,769,693    $      0        $155,504          $2,769,693
50          $1,099,077         $        0    $        0     $5,226,634    $      0        $      0          $4,226,634
================================================================================================================================

                                      Account Value Assuming Hypothetical
                                      Gross Annual Investment Return of:
                        ============================================================
                         End of
                         Policy Year   0%              6%               12%
                        ------------------------------------------------------------
                         1                 $    2,613       $    2,817      $  3,022
                         2                 $    5,198       $    5,771      $  6,371
                         3                 $    7,752       $    8,867      $ 10,081
                         4                 $   10,277       $   12,113      $ 14,191
                         5                 $   12,769       $   15,512      $ 18,744
                         6                 $   15,228       $   19,072      $ 23,785
                         7                 $   17,651       $   22,797      $ 29,366
                         8                 $   20,036       $   26,692      $ 35,542
                         9                 $   22,380       $   30,765      $ 42,378
                         10                $   24,680       $   35,020      $ 49,941
                         15                $   43,009       $   68,063      $111,900
                        ============================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 6
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                         $5,000 Annual Premium
Death Benefit Option 3                                                                      $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                        Guideline Premium Test
and Current Fund Level Charges
                              Death Benefit Assuming Hypothetical            Net Surrender Value Assuming Hypothetical
                              Gross Annual Investment Return of:             Gross Annual Investment Return of:
==================================================================================================================================
          Premiums
End of    Accumulated
Policy    at 5% Interest
Year      Per Year          0%                  6%                 12%               0%               6%              12%
----------------------------------------------------------------------------------------------------------------------------------
1         $    5,250         $1,005,000          $1,005,000          $1,005,000       $      0         $      0       $        0
2         $   10,763         $1,010,000          $1,010,000          $1,010,000       $  1,094         $  1,667       $    2,267
3         $   16,551         $1,015,000          $1,015,000          $1,015,000       $  4,104         $  5,219       $    6,433
4         $   22,628         $1,020,000          $1,020,000          $1,020,000       $  7,084         $  8,920       $   10,999
5         $   29,010         $1,025,000          $1,025,000          $1,025,000       $ 10,032         $ 12,775       $   16,007
6         $   35,710         $1,030,000          $1,030,000          $1,030,000       $ 12,947         $ 16,791       $   21,504
7         $   42,746         $1,035,000          $1,035,000          $1,035,000       $ 15,825         $ 20,971       $   27,540
8         $   50,133         $1,040,000          $1,040,000          $1,040,000       $ 18,664         $ 25,321       $   34,172
9         $   57,889         $1,045,000          $1,045,000          $1,045,000       $ 21,462         $ 29,849       $   41,463
10        $   66,034         $1,050,000          $1,050,000          $1,050,000       $ 24,216         $ 34,558       $   49,482
15        $  113,287         $1,075,000          $1,075,000          $1,075,000       $ 42,970         $ 68,041       $  111,917
20        $  173,596         $1,100,000          $1,100,000          $1,100,000       $ 58,839         $108,533       $  214,545
25        $  250,567         $1,125,000          $1,125,000          $1,125,000       $ 70,182         $156,343       $  383,968
30        $  348,804         $1,150,000          $1,150,000          $1,150,000       $ 72,281         $208,909       $  664,529
35        $  474,182         $1,175,000          $1,175,000          $1,492,666       $ 52,268         $255,851       $1,135,919
40        $  634,199         $        0          $1,200,000          $2,262,659       $      0         $271,046       $1,927,718
45        $  838,426         $        0          $1,225,000          $3,636,784       $      0         $175,021       $3,249,318
50        $1,099,077         $        0          $        0          $5,928,452       $      0         $      0       $5,408,050
==================================================================================================================================

                                        Account Value Assuming Hypothetical
                                        Gross Annual Investment Return of:
                        ==============================================================
                         End of
                         Policy Year   0%               6%               12%
                        --------------------------------------------------------------
                         1                $    2,613       $    2,817         $  3,022
                         2                $    5,198       $    5,771         $  6,371
                         3                $    7,752       $    8,867         $ 10,081
                         4                $   10,276       $   12,112         $ 14,191
                         5                $   12,768       $   15,511         $ 18,743
                         6                $   15,227       $   19,071         $ 23,784
                         7                $   17,649       $   22,795         $ 29,364
                         8                $   20,032       $   26,689         $ 35,540
                         9                $   22,374       $   30,761         $ 42,375
                         10               $   24,672       $   35,014         $ 49,938
                         15               $   42,970       $   68,041         $111,917
                        ==============================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 7
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                         $5,000 Annual Premium
Death Benefit Option 1                                                                      $1 million Initial Face Amount
Current Schedule of Charges                                                                 Cash Value Test

                              Death Benefit Assuming Hypothetical                    Net Surrender Value Assuming Hypothetical
                              Gross Annual Investment Return  of:                    Gross Annual Investment Return of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year         0%                  6%               12%               0%             6%               12%
------------------------------------------------------------------------------------------------------------------------------------
1            $    5,250         $1,000,000         $1,000,000        $1,000,000         $      0        $      0          $        0

2            $   10,763         $1,000,000         $1,000,000        $1,000,000         $  1,098        $  1,672          $    2,272

3            $   16,551         $1,000,000         $1,000,000        $1,000,000         $  4,117        $  5,233          $    6,448

4            $   22,628         $1,000,000         $1,000,000        $1,000,000         $  7,111        $  8,949          $   11,030

5            $   29,010         $1,000,000         $1,000,000        $1,000,000         $ 10,079        $ 12,827          $   16,063

6            $   35,710         $1,000,000         $1,000,000        $1,000,000         $ 13,023        $ 16,875          $   21,597

7            $   42,746         $1,000,000         $1,000,000        $1,000,000         $ 15,943        $ 21,103          $   27,689

8            $   50,133         $1,000,000         $1,000,000        $1,000,000         $ 18,839        $ 25,520          $   34,398

9            $   57,889         $1,000,000         $1,000,000        $1,000,000         $ 21,713        $ 30,137          $   41,795

10           $   66,034         $1,000,000         $1,000,000        $1,000,000         $ 24,565        $ 34,964          $   49,955

15           $  113,287         $1,000,000         $1,000,000        $1,000,000         $ 47,041        $ 72,936          $  117,818

20           $  173,596         $1,000,000         $1,000,000        $1,000,000         $ 67,921        $120,751          $  231,208

25           $  250,567         $1,000,000         $1,000,000        $1,101,124         $ 87,446        $181,480          $  421,886

30           $  348,804         $1,000,000         $1,000,000        $1,617,043         $104,923        $258,061          $  741,763

35           $  474,182         $1,000,000         $1,000,000        $2,346,049         $117,923        $352,929          $1,275,026

40           $  634,199         $1,000,000         $1,000,000        $3,410,508         $122,301        $468,925          $2,158,549

45           $  838,426         $1,000,000         $1,000,000        $5,013,034         $106,516        $607,964          $3,606,499

50           $1,099,077         $1,000,000         $1,000,000        $7,491,052         $ 42,319        $774,682          $5,945,279
====================================================================================================================================

                                                 Account Value Assuming Hypothetical
                                                 Gross Annual Investment Return of:
                                =======================================================================
                                  End of
                                  Policy Year    0%                6%                 12%
                                -----------------------------------------------------------------------
                                  1                 $    2,614          $    2,818            $  3,023
                                  2                 $    5,202          $    5,776            $  6,376
                                  3                 $    7,765          $    8,881            $ 10,096
                                  4                 $   10,303          $   12,141            $ 14,222
                                  5                 $   12,815          $   15,563            $ 18,799
                                  6                 $   15,303          $   19,155            $ 23,877
                                  7                 $   17,767          $   22,927            $ 29,513
                                  8                 $   20,207          $   26,888            $ 35,766
                                  9                 $   22,625          $   31,049            $ 42,707
                                  10                $   25,021          $   35,420            $ 50,411
                                  15                $   47,041          $   72,936            $117,818
                                =======================================================================


Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 8
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                         $5,000 Annual Premium
Death Benefit Option 2                                                                      $1 million Initial Face Amount
Current Schedule of Charges                                                                 Cash Value Test

                           Death Benefit Assuming Hypothetical                Net Surrender Value Assuming Hypothetical
                           Gross Annual Investment Return of:                 Gross Annual Investment Return of:
====================================================================================================================================
           Premiums
End of     Accumulated
Policy     at 5% Interest
Year       Per Year        0%                6%               12%             0%              6%              12%
------------------------------------------------------------------------------------------------------------------------------------
1          $    5,250         $1,002,614       $1,002,818        $1,003,023        $      0        $      0          $        0
2          $   10,763         $1,005,202       $1,005,776        $1,006,376        $  1,098        $  1,672          $    2,272
3          $   16,551         $1,007,765       $1,008,881        $1,010,096        $  4,117        $  5,233          $    6,448
4          $   22,628         $1,010,303       $1,012,141        $1,014,222        $  7,111        $  8,949          $   11,030
5          $   29,010         $1,012,815       $1,015,562        $1,018,799        $ 10,079        $ 12,826          $   16,063
6          $   35,710         $1,015,302       $1,019,154        $1,023,877        $ 13,022        $ 16,874          $   21,597
7          $   42,746         $1,017,766       $1,022,926        $1,029,512        $ 15,942        $ 21,102          $   27,688
8          $   50,133         $1,020,206       $1,026,886        $1,035,764        $ 18,838        $ 25,518          $   34,396
9          $   57,889         $1,022,623       $1,031,046        $1,042,704        $ 21,711        $ 30,134          $   41,792
10         $   66,034         $1,025,020       $1,035,417        $1,050,407        $ 24,564        $ 34,961          $   49,951
15         $  113,287         $1,047,033       $1,072,923        $1,117,796        $ 47,033        $ 72,923          $  117,796
20         $  173,596         $1,067,894       $1,120,697        $1,231,096        $ 67,894        $120,697          $  231,096
25         $  250,567         $1,087,354       $1,181,269        $1,421,369        $ 87,354        $181,269          $  421,369
30         $  348,804         $1,104,619       $1,257,242        $1,740,226        $104,619        $257,242          $  740,226
35         $  474,182         $1,116,898       $1,349,627        $2,340,382        $116,898        $349,627          $1,271,947
40         $  634,199         $1,119,382       $1,457,284        $3,402,394        $119,382        $457,284          $2,153,414
45         $  838,426         $1,099,202       $1,569,369        $5,001,214        $ 99,202        $569,369          $3,597,996
50         $1,099,077         $1,028,232       $1,653,814        $7,473,486        $ 28,232        $653,814          $5,931,338
====================================================================================================================================

                                                      Account Value Assuming Hypothetical
                                                      Gross Annual Investment Return of:
                                ============================================================================
                                  End of
                                  Policy Year         0%                  6%                 12%
                                ----------------------------------------------------------------------------
                                   1                    $    2,614          $    2,818            $  3,023
                                   2                    $    5,202          $    5,776            $  6,376
                                   3                    $    7,765          $    8,881            $ 10,096
                                   4                    $   10,303          $   12,141            $ 14,222
                                   5                    $   12,815          $   15,562            $ 18,799
                                   6                    $   15,302          $   19,154            $ 23,877
                                   7                    $   17,766          $   22,926            $ 29,512
                                   8                    $   20,206          $   26,886            $ 35,764
                                   9                    $   22,623          $   31,046            $ 42,704
                                   10                   $   25,020          $   35,417            $ 50,407
                                   15                   $   47,033          $   72,923            $117,796
                                ============================================================================


Please remember that the hypothetical investment rates of return shown above and else in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 9
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                           $5,000 Annual Premium
Death Benefit Option 3                                                                        $1 million Initial Face Amount
Current Schedule of Charges                                                                   Cash Value Test

                              Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                              Gross Annual Investment Return of:            Gross Annual Investment Return of:
============================================================================================================================
            Premiums
End of      Accumulated
Policy      at 5% Interest
Year        Per Year            0%             6%             12%             0%             6%              12%
----------------------------------------------------------------------------------------------------------------------------
1           $    5,250            $1,005,000     $1,005,000     $1,005,000      $      0       $      0        $        0
2           $   10,763            $1,010,000     $1,010,000     $1,010,000      $  1,098       $  1,672        $    2,272
3           $   16,551            $1,015,000     $1,015,000     $1,015,000      $  4,117       $  5,233        $    6,448
4           $   22,628            $1,020,000     $1,020,000     $1,020,000      $  7,111       $  8,949        $   11,030
5           $   29,010            $1,025,000     $1,025,000     $1,025,000      $ 10,079       $ 12,826        $   16,063
6           $   35,710            $1,030,000     $1,030,000     $1,030,000      $ 13,022       $ 16,874        $   21,596
7           $   42,746            $1,035,000     $1,035,000     $1,035,000      $ 15,942       $ 21,102        $   27,687
8           $   50,133            $1,040,000     $1,040,000     $1,040,000      $ 18,837       $ 25,517        $   34,395
9           $   57,889            $1,045,000     $1,045,000     $1,045,000      $ 21,710       $ 30,133        $   41,791
10          $   66,034            $1,050,000     $1,050,000     $1,050,000      $ 24,562       $ 34,959        $   49,950
15          $  113,287            $1,075,000     $1,075,000     $1,075,000      $ 47,028       $ 72,920        $  117,798
20          $  173,596            $1,100,000     $1,100,000     $1,100,000      $ 67,879       $120,696        $  231,135
25          $  250,567            $1,125,000     $1,125,000     $1,225,514      $ 87,311       $181,304        $  421,653
30          $  348,804            $1,150,000     $1,150,000     $1,766,171      $104,488       $257,489        $  741,363
35          $  474,182            $1,175,000     $1,175,000     $2,519,817      $116,438       $350,982        $1,274,357
40          $  634,199            $1,200,000     $1,200,000     $3,608,745      $117,836       $462,961        $2,157,433
45          $  838,426            $1,225,000     $1,225,000     $5,235,465      $ 93,639       $590,437        $3,604,651
50          $1,099,077            $1,250,000     $1,250,000     $7,737,235      $  6,117       $724,199        $5,942,250
============================================================================================================================

                              Account Value Assuming Hypothetical
                              Gross Annual Investment Return of:
                       =======================================================================
                       End of
                       Policy Year      0%                  6%                    12%
                       -----------------------------------------------------------------------
                       1                  $    2,614          $    2,818            $  3,023
                       2                  $    5,202          $    5,776            $  6,376
                       3                  $    7,765          $    8,881            $ 10,096
                       4                  $   10,303          $   12,141            $ 14,222
                       5                  $   12,815          $   15,562            $ 18,799
                       6                  $   15,302          $   19,154            $ 23,876
                       7                  $   17,766          $   22,926            $ 29,511
                       8                  $   20,205          $   26,885            $ 35,763
                       9                  $   22,622          $   31,045            $ 42,703
                       10                 $   25,018          $   35,415            $ 50,406
                       15                 $   47,028          $   72,920            $117,798
                       =======================================================================



Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 10
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
Male and Female Each Issue Age 35, Select-Preferred                                           $5,000 Annual Premium
Death Benefit Option 1                                                                        $1 million Initial Face Amount
Current Schedule of Charges                                                                   Cash Value Test
                              Death Benefit Assuming Hypothetical           Net Surrender Value Assuming Hypothetical
                              Gross Annual Investment Return of:            Gross Annual Investment Return of:
============================================================================================================================
            Premiums
End of      Accumulated
Policy      at 5% Interest
Year        Per Year           0%               6%             12%               0%           6%              12%
----------------------------------------------------------------------------------------------------------------------------
1           $    5,250           $1,000,000       $1,000,000     $1,000,000        $     0      $      0        $        0
2           $   10,763           $1,000,000       $1,000,000     $1,000,000        $ 1,094      $  1,667        $    2,267
3           $   16,551           $1,000,000       $1,000,000     $1,000,000        $ 4,104      $  5,220        $    6,433
4           $   22,628           $1,000,000       $1,000,000     $1,000,000        $ 7,085      $  8,921        $   11,000
5           $   29,010           $1,000,000       $1,000,000     $1,000,000        $10,034      $ 12,777        $   16,009
6           $   35,710           $1,000,000       $1,000,000     $1,000,000        $12,950      $ 16,794        $   21,507
7           $   42,746           $1,000,000       $1,000,000     $1,000,000        $15,830      $ 20,976        $   27,546
8           $   50,133           $1,000,000       $1,000,000     $1,000,000        $18,672      $ 25,330        $   34,182
9           $   57,889           $1,000,000       $1,000,000     $1,000,000        $21,474      $ 29,862        $   41,478
10          $   66,034           $1,000,000       $1,000,000     $1,000,000        $24,233      $ 34,578        $   49,505
15          $  113,287           $1,000,000       $1,000,000     $1,000,000        $43,057      $ 68,145        $  112,045
20          $  173,596           $1,000,000       $1,000,000     $1,000,000        $59,163      $108,940        $  215,068
25          $  250,567           $1,000,000       $1,000,000     $1,006,926        $71,223      $157,695        $  385,795
30          $  348,804           $1,000,000       $1,000,000     $1,452,688        $75,337      $212,986        $  666,371
35          $  474,182           $1,000,000       $1,000,000     $2,051,751        $61,036      $267,787        $1,115,082
40          $  634,199           $1,000,000       $1,000,000     $2,862,586        $ 4,646      $305,034        $1,811,763
45          $  838,426           $        0       $1,000,000     $3,952,379        $     0      $274,501        $2,843,438
50          $1,099,077           $        0       $1,000,000     $5,439,487        $     0      $ 36,578        $4,317,053
============================================================================================================================

                                         Account Value Assuming Hypothetical
                                         Gross Annual Investment Return of:
                        ========================================================================
                        End of
                        Policy Year       0%                  6%                    12%
                        ------------------------------------------------------------------------
                        1                   $ 2,613             $ 2,817               $  3,022
                        2                   $ 5,198             $ 5,771               $  6,371
                        3                   $ 7,752             $ 8,868               $ 10,081
                        4                   $10,277             $12,113               $ 14,192
                        5                   $12,770             $15,513               $ 18,745
                        6                   $15,230             $19,074               $ 23,787
                        7                   $17,654             $22,800               $ 29,370
                        8                   $20,040             $26,698               $ 35,550
                        9                   $22,386             $30,774               $ 42,390
                        10                  $24,689             $35,034               $ 49,961
                        15                  $43,057             $68,145               $112,045
                        ========================================================================



Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown

TABLE 11
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 2                                                                                $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                  Cash Value Test
and Current Fund Level Charges
                             Death Benefit Assuming Hypothetical                     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:                      Gross Annual Investment Return of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year       0%                6%                12%             0%             6%              12%
------------------------------------------------------------------------------------------------------------------------------------
1      $    5,250           $1,002,613        $1,002,817        $1,003,022      $     0        $      0        $        0
2      $   10,763           $1,005,198        $1,005,771        $1,006,371      $ 1,094        $  1,667        $    2,267
3      $   16,551           $1,007,752        $1,008,867        $1,010,081      $ 4,104        $  5,219        $    6,433
4      $   22,628           $1,010,277        $1,012,113        $1,014,191      $ 7,085        $  8,921        $   10,999
5      $   29,010           $1,012,769        $1,015,512        $1,018,744      $10,033        $ 12,776        $   16,008
6      $   35,710           $1,015,228        $1,019,072        $1,023,785      $12,948        $ 16,792        $   21,505
7      $   42,746           $1,017,651        $1,022,797        $1,029,366      $15,827        $ 20,973        $   27,542
8      $   50,133           $1,020,036        $1,026,692        $1,035,542      $18,668        $ 25,324        $   34,174
9      $   57,889           $1,022,380        $1,030,765        $1,042,378      $21,468        $ 29,853        $   41,466
10     $   66,034           $1,024,680        $1,035,020        $1,049,941      $24,224        $ 34,564        $   49,485
15     $  113,287           $1,043,009        $1,068,063        $1,111,900      $43,009        $ 68,063        $  111,900
20     $  173,596           $1,058,973        $1,108,560        $1,214,270      $58,973        $108,560        $  214,270
25     $  250,567           $1,070,614        $1,156,237        $1,382,035      $70,614        $156,237        $  382,035
30     $  348,804           $1,073,654        $1,208,026        $1,654,229      $73,654        $208,026        $  654,229
35     $  474,182           $1,056,996        $1,251,961        $2,087,433      $56,996        $251,961        $1,087,433
40     $  634,199           $        0        $1,259,056        $2,783,281      $     0        $259,056        $1,761,570
45     $  838,426           $        0        $1,155,504        $3,842,382      $     0        $155,504        $2,764,304
50     $1,099,077           $        0        $        0        $5,288,984      $     0        $      0        $4,197,606
====================================================================================================================================


                                               Account Value Assuming Hypothetical
                                               Gross Annual Investment Return of:
                             ===================================================================
                             End of
                             Policy Year       0%                6%              12%
                             -------------------------------------------------------------------
                             1                       $ 2,613          $ 2,817         $  3,022
                             2                       $ 5,198          $ 5,771         $  6,371
                             3                       $ 7,752          $ 8,867         $ 10,081
                             4                       $10,277          $12,113         $ 14,191
                             5                       $12,769          $15,512         $ 18,744
                             6                       $15,228          $19,072         $ 23,785
                             7                       $17,651          $22,797         $ 29,366
                             8                       $20,036          $26,692         $ 35,542
                             9                       $22,380          $30,765         $ 42,378
                             10                      $24,680          $35,020         $ 49,941
                             15                      $43,009          $68,063         $111,900
                             ===================================================================

================================================================================

Please remember that the hypothetical investment rates of return shown above and
================================================================================
elsewhere in this prospectus are illustrative only and are not a representation
===============================================================================
of past or future investment rates of return. Actual rates of return may be more
================================================================================
or less than those shown
========================

TABLE 12
SURVIVORSHIP FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Male and Female Each Issue Age 35, Select-Preferred                                                   $5,000 Annual Premium
Death Benefit Option 3                                                                                $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges                                                  Cash Value Test
and Current Fund Level Charges
                             Death Benefit Assuming Hypothetical                     Net Surrender Value Assuming Hypothetical
                             Gross Annual Investment Return of:                      Gross Annual Investment Return of:
====================================================================================================================================
             Premiums
End of       Accumulated
Policy       at 5% Interest
Year         Per Year        0%                6%                12%             0%                6%              12%
------------------------------------------------------------------------------------------------------------------------------------
1          $    5,250         $1,005,000        $1,005,000        $1,005,000       $     0        $      0         $        0
2          $   10,763         $1,010,000        $1,010,000        $1,010,000       $ 1,094        $  1,667         $    2,267
3          $   16,551         $1,015,000        $1,015,000        $1,015,000       $ 4,104        $  5,219         $    6,433
4          $   22,628         $1,020,000        $1,020,000        $1,020,000       $ 7,084        $  8,920         $   10,999
5          $   29,010         $1,025,000        $1,025,000        $1,025,000       $10,032        $ 12,775         $   16,007
6          $   35,710         $1,030,000        $1,030,000        $1,030,000       $12,947        $ 16,791         $   21,504
7          $   42,746         $1,035,000        $1,035,000        $1,035,000       $15,825        $ 20,971         $   27,540
8          $   50,133         $1,040,000        $1,040,000        $1,040,000       $18,664        $ 25,321         $   34,172
9          $   57,889         $1,045,000        $1,045,000        $1,045,000       $21,462        $ 29,849         $   41,463
10         $   66,034         $1,050,000        $1,050,000        $1,050,000       $24,216        $ 34,558         $   49,482
15         $  113,287         $1,075,000        $1,075,000        $1,075,000       $42,970        $ 68,041         $  111,917
20         $  173,596         $1,100,000        $1,100,000        $1,100,000       $58,839        $108,533         $  214,545
25         $  250,567         $1,125,000        $1,125,000        $1,127,155       $70,182        $156,343         $  383,968
30         $  348,804         $1,150,000        $1,150,000        $1,595,121       $72,281        $208,909         $  662,900
35         $  474,182         $1,175,000        $1,175,000        $2,216,335       $52,268        $255,851         $1,109,421
40         $  634,199         $        0        $1,200,000        $3,048,280       $     0        $271,046         $1,802,709
45         $  838,426         $        0        $1,225,000        $4,157,819       $     0        $175,021         $2,829,366
50         $1,099,077         $        0        $        0        $5,662,736       $     0        $      0         $4,295,822
====================================================================================================================================


                                               Account Value Assuming Hypothetical
                                               Gross Annual Investment Return of:
                             ===================================================================
                             End of
                             Policy Year       0%                6%              12%
                             -------------------------------------------------------------------
                             1                       $ 2,613          $ 2,817         $  3,022
                             2                       $ 5,198          $ 5,771         $  6,371
                             3                       $ 7,752          $ 8,867         $ 10,081
                             4                       $10,276          $12,112         $ 14,191
                             5                       $12,768          $15,511         $ 18,743
                             6                       $15,227          $19,071         $ 23,784
                             7                       $17,649          $22,795         $ 29,364
                             8                       $20,032          $26,689         $ 35,540
                             9                       $22,374          $30,761         $ 42,375
                             10                      $24,672          $35,014         $ 49,938
                             15                      $42,970          $68,041         $111,917
                             ===================================================================

================================================================================

Please remember that the hypothetical investment rates of return shown above and
================================================================================
elsewhere in this prospectus are illustrative only and are not a representation
===============================================================================
of past or future investment rates of return. Actual rates of return may be more
================================================================================
or less than those shown
========================

APPENDIX E

DIRECTORS OF C.M. LIFE INSURANCE COMPANY
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

LAWRENCE V. BURKETT, JR., DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Director, President and Chief Executive Officer, C.M. Life, since 1996; Executive Vice President and General Counsel, MassMutual, since 1993; Senior Vice President and Deputy General Counsel, MassMutual, 1992-1993, 1295 State Street, Springfield, MA 01111.

JOHN B. DAVIES, DIRECTOR

Director, C.M. Life, since 1996; Executive Vice President, MassMutual since 1994; Associate Executive Vice President, 1994; General Agent, MassMutual, 1982-1993, 1295 State Street, Springfield, MA 01111.

STUART H. REESE, DIRECTOR AND SENIOR VICE PRESIDENT - INVESTMENTS

Director and Senior Vice President-Investments, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1993; Investment Manager, Aetna Life and Casualty and Affiliates, 1979-1993, 1295 State Street, Springfield, MA 01111.

PRINCIPAL OFFICERS (OTHER THAN THOSE WHO ALSO ARE DIRECTORS):

PAUL D. ADORNATO

Senior Vice President - Operations, C.M. Life since 1996; Senior Vice President, MassMutual, since 1986, 140 Garden Street, Hartford, CT 06154.

ANNE MELISSA DOWLING

Senior Vice President - Large Corporate Marketing, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual Life Insurance Company, 1994-1996; Senior Vice President - International, Travelers Insurance Co., 1987-1993, 140 Garden Street, Hartford, CT 06154.

MAUREEN R. FORD

Senior Vice President - Annuity Marketing, C.M. Life, since 1996; Senior Vice President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life Insurance Company, 1989-1996, 140 Garden Street, Hartford, CT 06154.

ISADORE JERMYN

Senior Vice President and Actuary, C.M. Life, since 1996; Senior Vice President and Actuary, MassMutual since 1995; Vice President and Actuary, MassMutual, 1980-1995, 1295 State Street, Springfield, MA 01111.

EDWARD M. KLINE

Treasurer, C.M. Life since 1997; Vice President since 1989 and Treasurer since 1997, MassMutual, 1295 State Street, Springfield, MA 01111.

ANN F. LOMELI

Secretary, C.M. Life, since 1988; Vice President, Secretary and Associate General Counsel, MassMutual, since 1998; Associate Secretary, 1996-1998, MassMutual; Corporate Secretary and Counsel, Connecticut Mutual Life Insurance Company, 1988-1996, 1295 State Street, Springfield, MA 01111.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

The Bylaws of C.M. Life provide for indemnification of directors and officers as follows:

C.M. Life directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of C.M. Life pursuant to the foregoing provisions, or otherwise, C.M. Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by C.M. Life of expenses incurred or paid by a director, officer or controlling person of C.M. Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, C.M. Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
                      THE INVESTMENT COMPANY ACT OF 1940

C.M. Life hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life.

                              CONTENTS OF FILING

This Registration Statement is comprised of the following documents:

            The Facing Sheet.

            Cross-Reference to items required by Form N-8B-2.

            The Prospectus consisting of 46 pages.

            The Undertaking to File Reports.

            The Undertaking pursuant to Rule 484 under the Securities Act of
1933.

            Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

            The Signatures.

            Written Consents of the Following Persons:  To be filed.

                  1. Coopers & Lybrand L.L.P. and Arthur Andersen LLP, independent accountants;
                  2. Counsel opining as to the legality of securities being registered;
                  3. Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

            99.A The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

                  1.   a.  Copy of Resolution of Board of Directors of C.M.
                           Life establishing the Separate Account./1/

                       b. Resolution of the Board of Directors establishing the SVUL segment of the Separate Account./2/

                  2.   Not Applicable.

                  3.   Form of Distribution Agreements:

                        a. Form of Distribution Servicing Agreement between MML
                           Distributors, LLC and C.M. Life./3/

                        b. Form of Co-Underwriting Agreement between MML
                           Investors Services, Inc. and C.M. Life./4/

                  4.    Not Applicable.

                  5. Form of Survivorship Flexible Premium Adjustable Variable Life Policy./2/

                  6.    a.  Certificate of Incorporation of C.M. Life./1/

                        b.  By-Laws of C.M. Life./1/

                   7.   Not Applicable.

                   8.   Form of Participation Agreements.
                        a.   Oppenheimer Variable Account Fund/1/

                        b.   Variable Insurance Products Fund II/5/

                        c.   T. Rowe Price Equity Series, Inc./5/

                        d.   American Century Variable Portfolios, Inc./5/

                   9.   Not Applicable.

                   10. Form of Application for a Survivorship Flexible Premium Adjustable Variable Life insurance policy./6/

                   11. Memorandum describing C.M. Life issuance, transfer, and redemption procedures for the Policy./5/

           99.B. Opinion and Consent of Counsel as to the legality of the securities being registered.

           99.C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

           99.D.   Not Applicable.

           99.E.   Consent of Coopers & Lybrand L.L.P.  To be filed.

           99.F. Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.

           99.G.   Powers of Attorney/3/

           27.     Not Applicable


/1/ Incorporated by reference to Initial Registration Statement No. 33-91072 dated April 10, 1995.
/2/ Incorporated by reference to this Initial Registration Statement filed with the Commission as an exhibit on December 5, 1997.
/3/ Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated August 11, 1995.
/4/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated May 1, 1996.
/5/ Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
/6/ Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement No. 333-41667 filed with the Commission on March 19, 1998.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-effective Amendment No. 1 to Registration Statement 333-41667 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Hartford and the state of Connecticut, on the 25th day of November, 1998.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY
(Depositor)


By: /s/ Lawrence V. Burkett, Jr.*
    ------------------------------------
         Lawrence V. Burkett, Jr.,
         Director, President and Chief Executive Officer
         C.M. Life Insurance Company


/s/ Richard M. Howe     On November 25, 1998, as Attorney-in-Fact pursuant to
--------------------
*Richard M. Howe        powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.


       Signature                     Title                                        Date
       ---------                     -----                                        ----
/s/ Lawrence V. Burkett, Jr.*        Director, President and Chief               November 25, 1998
-------------------------------
Lawrence V. Burkett, Jr.             Executive Officer


/s/ Edward M. Kline*                 Treasurer (Principal Financial Officer)     November 25, 1998
-------------------------------
Edward M. Kline


/s/ John Miller, Jr.*                Second Vice President and Comptroller       November 25, 1998
-------------------------------
John Miller, Jr.                     (Principal Accounting Officer)


/s/ John B. Davies*                  Director                                    November 25, 1998
-------------------------------

John B. Davies


/s/ Stuart H. Reese*                 Director                                    November 25, 1998
-------------------------------
Stuart H. Reese



/s/ Richard M. Howe                  On November 23, 1998, as Attorney-in-Fact pursuant to
-------------------------------
*Richard M. Howe                     powers of attorney.

                                 EXHIBIT LIST



    99.B.  Form of Opinion and Consent of Richard M. Howe, Esq.

    99.F.  Form of Opinion and Consent of Craig Waddington, FSA, MAAA